PROSPECTUS

1.6 Million Common Shares

Nuveen Municipal High Income Opportunity Fund 2

Nuveen Municipal High Income Opportunity Fund 2 (the “Fund”) is a diversified, closed-end management investment company. The Fund’s primary investment objective is to provide attractive income exempt from regular federal income tax. The Fund’s secondary investment objective is to seek additional total return. The Fund invests at least 80% of its Managed Assets (as defined on page 1 of the Prospectus) in investments the income from which is exempt from regular federal income tax. The Fund seeks to achieve its investment objectives by investing in municipal securities that Nuveen Asset Management (“NAM”), the Fund’s investment adviser, believes are underrated and undervalued. The Fund cannot assure you that it will achieve its investment objectives.

Investing in the Fund’s Common Shares involves certain risks that are described in the “Risk Factors” and “How the Fund Manages Risks” sections of this Prospectus.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest and retain it for future reference. A Statement of Additional Information (“SAI”), dated October 30, 2009, containing additional information about the Fund, has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the SAI, the table of contents of which is on the last page of this Prospectus, annual and semi-annual reports to shareholders and other information about the Fund, and make shareholder inquiries by calling (800) 257-8787, by writing to the Fund or from the Fund’s website (http://www.nuveen.com). The information contained in, or that can be accessed through, the Fund’s website is not part of this Prospectus. You also may obtain a copy of the SAI (and other information regarding the Fund) from the Securities and Exchange Commission’s (“SEC”) web site (http://www.sec.gov).

The Fund’s common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.

Portfolio Contents.    The Fund invests at least 80% of its Managed Assets in investments the income from which is exempt from regular federal income tax. Under normal circumstances, the Fund expects to be fully invested (at least 95% of its Managed Assets) in such tax-exempt municipal securities. The Fund invests in municipal securities that NAM believes are underrated and undervalued. Up to 30% of the Fund’s Managed Assets may be invested in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals. The Fund will invest at least 50% of its Managed Assets in municipal securities that at the time of investment are investment grade quality. A security is considered investment grade quality if it is rated within the four highest grades by all nationally recognized statistical rating organizations that rate such security, or if it is unrated but judged to be of comparable quality by the Fund’s investment adviser. The Fund may invest up to 50% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade quality or that are unrated but judged to be of comparable quality by the Fund’s investment adviser. No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B-/B3 or that are unrated but judged to be of comparable quality by the Fund’s investment adviser. Municipal securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as junk bonds. The Fund may invest up to approximately 15% of its Managed Assets in inverse floating rate securities.

Adviser.    Nuveen Asset Management, the Fund’s investment adviser, will be responsible for implementing the Fund’s investment strategy and use of leverage.

The common shares are listed on the New York Stock Exchange. The trading or “ticker” symbol of the common shares of the Fund is “NMD.”

The date of this Prospectus is October 30, 2009.

You should rely only on the information contained or incorporated by reference into this Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of these securities in any state where the offer is not permitted. You should not assume that the information contained in this Prospectus is accurate as of any date other than the date on the front of this Prospectus. The Fund will update this Prospectus to reflect any material changes to the disclosures herein.

PROSPECTUS SUMMARY

This is only a summary. You should review the more detailed information contained elsewhere in this Prospectus and in the SAI.

The Fund	Nuveen Municipal High Income Opportunity Fund 2 (the “Fund”) is a diversified, closed-end management investment company. See “The Fund.” The Fund’s common shares, $.01 par value (“Common Shares”), are traded on the New York Stock Exchange (“NYSE”) under the symbol “NMD.” See “Description of Common Shares.” As of September 30, 2009, the Fund had 16,016,272 Common Shares outstanding and net assets applicable to Common Shares of $183,297,492.

Investment Objectives and Policies	The Fund’s primary investment objective is to provide attractive income exempt from regular federal income tax. The Fund’s secondary investment objective is to seek additional total return. The Fund cannot assure you that it will achieve its investment objectives.

The Fund seeks to achieve its investment objective primarily by investing at least 80% of its assets, including assets attributable to preferred shares, if issued in the future, and the principal amount of any borrowings (“Managed Assets”) in investments the income from which is exempt from regular federal income tax. Under normal circumstances, the Fund expects to be fully invested (at least 95% of its Managed Assets) in such tax-exempt municipal securities. The Fund seeks to achieve its investment objectives by investing in municipal securities that NAM (defined below) believes are underrated and undervalued. Up to 30% of the Fund’s Managed Assets may be invested in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals. For a discussion of how the federal alternative minimum tax may affect shareholders, see “Tax Matters.”

The Fund will invest at least 50% of its Managed Assets in investment grade quality municipal securities. A security is considered investment grade quality if it is rated within the four highest grades (Baa or BBB or better by Moody’s, S&P or Fitch) by all Nationally Recognized Statistical Rating Organizations (“NRSROs”) that rate such security, or if it is unrated but judged to be of comparable quality by NAM.

The Fund may invest up to 50% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade. Below investment grade quality municipal securities include those municipal securities that are rated investment grade by one or more NRSROs but rated below investment grade by at least one NRSRO. No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by NAM. This means that the Fund may invest in municipal securities that are involved in bankruptcy or insolvency proceedings or are experiencing other financial difficulties at the time of acquisition (such securities are commonly referred to as distressed securities). The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.

As of April 30, 2009, the Fund invested approximately 54% of its total investments in municipal securities rated investment grade or unrated but judged to be of comparable quality by NAM and approximately 46% of its

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total investments in municipal securities rated below investment grade or unrated but judged to be of comparable quality by NAM. The relative percentages of the value of the investments attributable to investment grade municipal securities and to below investment grade municipal securities could change over time as a result of rebalancing the Fund’s assets by NAM, market value fluctuations, issuance of additional shares and other events.

See “The Fund’s Investments” and “Risk Factors.”

Investment Adviser	Nuveen Asset Management (“NAM”), the Fund’s investment adviser, is responsible for investing the Fund’s net assets. NAM, a registered investment adviser, is a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”). Founded in 1898, Nuveen Investments and its affiliates had approximately $128 billion of assets under management as of June 30, 2009.

On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC. Madison Dearborn Partners, LLC is a private equity investment firm based in Chicago, Illinois (the “MDP Acquisition”). For more information, see “Investment Adviser.” The investor group led by Madison Dearborn Partners, LLC includes affiliates of Merrill Lynch & Co., Inc. (“Merrill Lynch”), which has since been acquired by Bank of America Corporation (“Bank of America”). As a result of the MDP Acquisition, Merrill Lynch currently owns a 32% non-voting equity stake in Nuveen Investments, owns a $30 million position in the $250 million revolving loan facility of Nuveen Investments and holds two of ten seats on the board of directors of Nuveen Investments. Because these arrangements may give rise to certain conflicts of interest involving NAM and Bank of America (including Merrill Lynch), NAM has adopted policies and procedures intended to address these potential conflicts. For additional information regarding the MDP Acquisition, see “Management of the Fund—Nuveen Investments.”

The Fund is dependent upon services and resources provided by NAM, and therefore NAM’s parent, Nuveen Investments. Nuveen Investments significantly increased its level of debt in connection with the MDP Acquisition. As of June 30, 2009, Nuveen Investments had outstanding approximately $3.8 billion in aggregate principal amount of indebtedness, with $338.8 million of available cash on hand. Nuveen Investments believes that monies generated from operations and cash on hand will be adequate to fund debt service requirements, capital expenditures and working capital requirements for the foreseeable future. However, Nuveen Investments’ ability to continue to fund these items may be affected by general economic, financial, competitive, legislative, legal and regulatory factors and by its ability to refinance outstanding indebtedness with scheduled maturities beginning in 2013. The risks, uncertainties and other factors related to Nuveen Investments’ business, the effects of which may cause its assets under management, earnings, revenues and/or profit margins to decline, are described in its filings with the Securities and Exchange Commission, which are publicly available.

The Fund pays NAM an annual management fee, payable monthly, in a maximum amount equal to 0.7500% of the Fund’s average daily net assets. Net assets for this purpose includes assets managed by NAM attributable to

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the Fund’s use of financial leverage. See “Use of Leverage.” This maximum fee is equal to the sum of a “fund-level fee” and a “complex-level fee.” The fund-level fee is a maximum of 0.5500% of the Fund’s average total daily net assets, with lower fee levels for fund-level assets that exceed $125 million. The complex-level fee is a maximum of 0.2000% of the Fund’s daily net assets based on the daily managed assets of all Nuveen-branded closed-end and open-end registered investment companies organized in the U.S. (collectively, the “Nuveen Funds”) (as “managed assets” is defined in each Nuveen Fund’s investment management agreement with NAM, which generally includes assets attributable to financial leverage), with lower fee levels for complex-level assets that exceed $55 billion. Based on complex-level assets of approximately $59 billion as of June 30, 2009, the complex-level fee would be 0.1970% of net assets and the total fee to NAM would be 0.7500% of net assets (assuming net assets of $125 million).

For more information on fees and expenses, including fees attributable to Common Shares, see “Management of the Fund—Investment Management Agreement.”

Use of Leverage	The Fund employs financial leverage through borrowing pursuant to a $50 million senior committed secured 364-day revolving line of credit. For the period November 1, 2008 through April 30, 2009, the average daily balance outstanding on gross borrowings and weighted average interest rate was approximately $39.6 million and 1.03%, respectively. The Fund has not currently, but may in the future, issue preferred shares. Financial leverage is also created as a result of the Fund’s investments in residual interest certificates of tender option bond trusts, also called inverse floating rate securities, because the Fund’s investment exposure to the underlying bonds held by the trust have been effectively financed by the trust’s issuance of floating rate certificates. See “The Fund’s Investments—Municipal Securities—Inverse Floating Rate Securities” and “Risk Factors—Inverse Floating Rate Securities Risk.”

Leverage involves special risks. See “Risk Factors—Leverage Risks.” There is no assurance that the Fund’s leveraging strategy will be successful. Interest on borrowings may be at a fixed or floating rate, but generally will be based on short-term rates. The Fund will seek to invest the proceeds of any future financial leverage in a manner consistent with the Fund’s investment objectives and policies. See “Use of Leverage.”

Offering Methods	The Fund may offer shares using one or more of the following methods: (i) at-the-market transactions conducted through Stifel, Nicolaus & Company, Incorporated (“Stifel Nicolaus”) which has entered into an Equity Distribution Agreement (“Selected Dealer Agreement”) with Nuveen Investments, LLC (“Nuveen”), one of the Fund’s underwriters; (ii) through an underwriting syndicate; and (iii) through privately negotiated transactions between the Fund and specific investors. See “Plan of Distribution.”

Distribution Through At-the-Market Transactions.    The Fund from time to time may offer its Common Shares through Stifel Nicolaus, which has entered into the Selected Dealer Agreement with Nuveen pursuant to which Stifel Nicolaus will be acting as Nuveen’s exclusive sub-placement agent with respect to at-the-market offerings of the Common Shares. Common Shares will only be sold on such days as shall be agreed to by the Fund,

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Nuveen and Stifel Nicolaus. Common Shares will be sold at market prices, which shall be determined with reference to trades on the NYSE, subject to a minimum price to be established each day by the Fund. The minimum price on any day will not be less than the current net asset value per share plus the per share amount of the commission to be paid to Nuveen. The Fund and Nuveen will suspend the sale of Common Shares if the per share price of the shares is less than the minimum price.

The Fund will compensate Nuveen with respect to sales of the Common Shares at a commission rate of up to 1% of the gross proceeds of the sale of Common Shares. Nuveen will compensate Stifel Nicolaus at a fixed rate of .8% of the gross proceeds of the sale of Common Shares sold by Stifel Nicolaus. Settlements of Common Share sales will occur on the third business day following the date of sale.

In connection with the sale of the Common Shares on behalf of the Fund, Nuveen may be deemed to be an underwriter within the meaning of the Securities Act of 1933 (the “1933 Act”), and the compensation of Nuveen may be deemed to be underwriting commissions or discounts. Unless otherwise indicated in a further Prospectus supplement, each of Nuveen and Stifel Nicolaus will act on a reasonable efforts basis.

The offering of Common Shares will be made pursuant to the Selected Dealer Agreement among the Fund, Nuveen and Stifel Nicolaus, which will terminate upon the earlier of (i) the sale of all Shares subject thereto or (ii) termination of the Selected Dealer Agreement. Each of Nuveen and Stifel Nicolaus shall have the right to terminate the Selected Dealer Agreement in its discretion at any time. See “Plan of Distribution—Distribution Through At-the-Market Transactions.”

The Fund currently intends to distribute the shares offered pursuant to this Prospectus primarily through at-the-market transactions, although from time to time it may also distribute shares through an underwriting syndicate or a privately negotiated transaction. To the extent shares are distributed other than through at-the-market transactions, the Fund will file a supplement to this Prospectus describing such transactions.

Distribution Through Underwriting Syndicates. The Fund from time to time may issue additional Common Shares through a syndicated secondary offering. In order to limit the impact on the market price of the Fund’s Common Shares, Underwriters will market and price the offering on an expedited basis (e.g., overnight or similarly abbreviated offering period). The Fund will launch a syndicated offering on a day, and upon terms, mutually agreed upon between the Fund, Nuveen and the underwriting syndicate.

The Fund will offer its shares at a price equal to a specified discount of up to 2% from the closing market price of the Fund’s Common Shares on the day prior to the offering date. The applicable discount will be negotiated by the Fund and Nuveen in consultation with the underwriting syndicate on a transaction-by-transaction basis. The Fund will compensate the underwriting syndicate out of the proceeds of the offering based upon a sales load of up to 4% of the gross proceeds of the sale of Common Shares. The minimum net proceeds per share to the Fund will not be less than the greater of (i) the Fund’s latest net asset value per Common Share or (ii) 94% of the closing market price of the Fund’s Common Shares on the day prior to the offering date. See “Plan of Distribution—Distribution Through Underwriting Syndicates.”

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Distribution Through Privately Negotiated Transactions. The Fund, through Nuveen, from time to time may sell directly to, and solicit offers from, institutional and other sophisticated investors, who may be deemed to be underwriters as defined in the 1933 Act for any resale of Common Shares.

The terms of such privately negotiated transactions will be subject to the discretion of the management of the Fund. In determining whether to sell Common Shares through a privately negotiated transaction, the Fund will consider relevant factors including, but not limited to, the attractiveness of obtaining additional funds through the sale of Common Shares, the purchase price to apply to any such sale of Common Shares and the investor seeking to purchase the Common Shares.

Common Shares issued by the Fund through privately negotiated transactions will be issued at a price equal to the greater of (i) the net asset value per Common Share of the Fund’s Common Shares or (ii) at a discount ranging from 0% to 5% of the average daily closing market price of the Fund’s Common Shares at the close of business on the two business days preceding the date upon which Common Shares are sold pursuant to the privately negotiated transaction. The applicable discount will be determined by the Fund on a transaction-by-transaction basis. See “Plan of Distribution—Distribution Through Privately Negotiated Transactions.”

Special Risk Considerations	Investment in the Fund involves special risk considerations, which are summarized below. The Fund is designed as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program. See “Risk Factors” for a more complete discussion of the special risk considerations of an investment in the Fund.

Investment and Market Risk. An investment in the Fund’s Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Common Shares represents an indirect investment in the municipal securities owned by the Fund, which generally trade in the over-the-counter markets. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions. See “Risk Factors—Investment and Market Risk”

Current Economic Conditions—Credit Crisis Liquidity and Volatility Risk. The markets for credit instruments, including municipal securities, have experienced periods of extreme illiquidity and volatility since the latter half of 2007. General market uncertainty and consequent repricing risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant valuation uncertainties in a variety of debt securities, including municipal securities, and significant and rapid value declines in certain instances. These conditions resulted, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many debt securities remaining illiquid and of uncertain value. These market conditions may make valuation of some of the Fund’s municipal securities uncertain and/or result in sudden and significant value declines in its holdings. In addition, illiquidity and volatility in the credit markets may directly and adversely affect the setting of dividend rates on the Common Shares.

In response to the current national economic downturn, governmental cost burdens may be reallocated among federal, state and local governments.

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Also, as a result of the downturn, many state and local governments are experiencing significant reductions in revenues and consequently difficulties meeting ongoing expenses. As a result, certain of those state and local governments may have difficulty paying principal or interest on their outstanding debt and may experience ratings downgrades of their debt. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws.

See “Risk Factors—Current Economic Conditions—Credit Crisis Liquidity and Volatility Risk” and “Risk Factors—Municipal Securities Market Risk.”

Market Discount from Net Asset Value. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than net asset value and have during other periods traded at prices lower than net asset value. The Fund cannot predict whether Common Shares will trade at, above or below net asset value. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of investment activities. Investors bear a risk of loss to the extent that the price at which they sell their shares is lower in relation to the Fund’s net asset value than at the time of purchase, assuming a stable net asset value. Proceeds from the sale of Common Shares in this offering will be reduced by shareholder transaction costs (if applicable, which vary depending on the offering method used). Depending on the premium of the Common Shares at the time of any offering of Common Shares hereunder, the Fund’s net asset value may be reduced by an amount up to the offering costs borne by the Fund (estimated to be an additional 0.79% of the offering price assuming a Common Share offering price of $12.31 (the Fund’s closing price on the NYSE on September 30, 2009)). The net asset value per Common Share also will be reduced by costs associated with any future issuances of Common or preferred shares. The Common Shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for trading purposes. See “Risk Factors—Market Discount from Net Asset Value.”

Credit and Below Investment Grade Risk.    Credit risk is the risk that one or more municipal securities in the Fund’s portfolio will decline in price, or the issuer thereof will fail to pay interest or principal when due, because the issuer experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. The Fund may invest up to 50% (measured at the time of investment) of its Managed Assets in municipal securities that are rated below investment grade or that are unrated but judged to be of comparable quality by NAM; provided, that no more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B-/B3 or that are unrated but judged to be of comparable quality by NAM. If a municipal security satisfies the rating requirements described above at the time of investment and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, NAM will consider what action, including the sale of the security, is in the best interests of the Fund and its shareholders. This means that the Fund may invest in municipal securities that are involved in

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bankruptcy or insolvency proceedings or are experiencing other financial difficulties at the time of acquisition (such securities are commonly referred to as distressed securities). Municipal securities of below investment grade quality are predominately speculative with respect to the issuer’s capacity to pay interest and repay principal when due, and are susceptible to default or decline in market value due to adverse economic and business developments. Also, to the extent that the rating assigned to a municipal security in the Fund’s portfolio is downgraded by any NRSRO, the market price and liquidity of such security may be adversely affected. The market values for municipal securities of below investment grade quality tend to be volatile, and these securities are less liquid than investment grade municipal securities. For these reasons, an investment in the Fund compared with a portfolio consisting solely of investment grade securities, may experience the following:

•	increased price sensitivity resulting from changing interest rates and/or a deteriorating economic environment;

•	greater risk of loss due to default or declining credit quality;

•	adverse issuer specific events that are more likely to render the issuer unable to make interest and/or principal payments; and

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the possibility that a negative perception of the below investment grade market develops, resulting in the price and liquidity of below investment grade securities becoming depressed, and this negative perception could last for a significant period of time.

See “Risk Factors—Credit and Below Investment Grade Risk.”

Interest Rate Risk. Generally, when market interest rates rise, bond prices fall, and vice versa. Interest rate risk is the risk that the municipal securities in the Fund’s portfolio will decline in value because of increases in market interest rates. As interest rates decline, issuers of municipal securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change. Because the Fund will invest primarily in long-term municipal securities, the Common Share net asset value and market price per share will fluctuate more in response to changes in market interest rates than if the Fund invested primarily in shorter-term municipal securities. Because the values of lower-rated and comparable unrated debt securities are affected both by credit risk and interest rate risk, the price movements of such lower grade securities in response to changes in interest rates typically have not been highly correlated to the fluctuations of the prices of investment grade quality securities in response to changes in market interest rates. The Fund’s use of leverage, as described herein, will tend to increase Common Share interest rate risk. See “Risk Factors—Interest Rate Risk.”

Municipal Securities Market Risk. The amount of public information available about the municipal securities in the Fund’s portfolio is generally

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less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of NAM than if the Fund were a stock fund or taxable bond fund. The secondary market for municipal securities, particularly the below investment grade bonds in which the Fund may invest, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its bonds at attractive prices. See “Risk Factors—Municipal Securities Market Risk” and “Risks—Special Risks Related to Certain Municipal Obligations.”

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the Common Share’s market price or your overall returns. See “Risks—Reinvestment Risk.”

Tax Risk. The value of the Fund’s investments and its net asset value may be adversely affected by changes in tax rates and policies. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax-exempt status of interest income from municipal securities. Additionally, the Fund is not a suitable investment for individual retirement accounts, for other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal income tax consequences of their investments. See “Risk Factors—Tax Risk.”

Leverage Risk. Financial leverage created through borrowing, issuing preferred shares in the future, or the use of tender option bonds creates an opportunity for increased Common Share net income and returns, but also creates special risks for Common Shareholders. There is no assurance that the Fund’s leveraging strategy will be successful. Through the use of financial leverage, the Fund seeks to enhance potential Common Share earnings over time by employing leverage based on short-term municipal rates and investing at long-term municipal rates which are typically, though not always, higher. Because the long-term municipal securities in which the Fund invests generally pay fixed rates of interest while the Fund’s costs of leverage generally fluctuate with short-term yields, the incremental earnings from leverage will vary over time. Accordingly, the Fund cannot assure you that the use of leverage will result in a higher yield or return to Common Shareholders. The income benefit from leverage will be reduced (increase) to the extent that the difference narrows (widens) between the net earnings on the Fund’s portfolio securities and its cost of leverage. If short-term rates rise, the Fund’s cost of leverage could exceed the fixed rate of return on longer-term bonds held by the Fund that were acquired during periods of lower interest rates, reducing income and returns to Common Shareholders. This could occur even if both short-term and long-term municipal rates rise. The Fund’s cost of leverage includes interest on borrowing, dividends paid on preferred shares, if issued in the future, or the interest expense attributable to tender option bonds (See“—Inverse Floating Rate Securities Risk”), as well as any one-time costs (e.g., issuance costs) and ongoing fees and expenses associated with such leverage.

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The Fund has not currently issued, but may in the future issue, certain types of preferred securities to increase the Fund’s leverage.

The Fund’s use of financial leverage also creates incremental Common Share net asset value risk because the full impact of price changes in the Fund’s investment portfolio, including assets attributable to leverage, is borne by Common Shareholders. This can lead to a greater increase in net asset values in rising markets than if the Fund were not leveraged, but also can result in a greater decrease in net asset values in declining markets. The Fund’s use of financial leverage similarly can magnify the impact of changing market conditions on Common Share market prices. See “Risk Factors—Inverse Floating Rate Securities Risk.”

The Fund may invest in the securities of other investment companies, which may themselves be leveraged and therefore present similar risks to those described above.

The Fund seeks to manage the risks associated with its use of financial leverage as described below under “How the Fund Manages Risk—Investment Portfolio and Capital Structure Strategies to Manage Leverage Risk.”

See “Risk Factors—Leverage Risk” and “Use of Leverage.”

Inverse Floating Rate Securities Risk. The Fund may invest in inverse floating rate securities. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a “tender option bond trust”) formed by a third party sponsor for the purpose of holding municipal bonds. See “The Fund’s Investments—Municipal Securities—Inverse Floating Rate Securities.” In general, income on inverse floating rate securities will decrease when interest rates increase and increase when interest rates decrease. Investments in inverse floating rate securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities generally will be more volatile than that of fixed rate securities.

The Fund’s investment in inverse floating rate securities creates financial leverage that provides an opportunity for increased Common Share net income and returns, but also creates the risk that Common Share long-term returns may be reduced if the cost of leverage exceeds the net return on the Fund’s investment portfolio.

Inverse floating rate securities have varying degrees of liquidity based upon the liquidity of the underlying securities deposited in a tender option bond trust. The market price of inverse floating rate securities is more volatile than the underlying securities due to leverage. In circumstances where the Fund has a need for cash and the securities in a tender option bond trust are not actively trading, the Fund may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Fund portfolio holdings. Also, the Fund may be required to unwind its tender option bond positions from time to time, which may also require the Fund to sell portfolio securities at time and at prices that are not desirable for the Fund. See “Risk Factors—Inverse Floating Rate Securities Risk.”

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Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. See “Risk Factors—Inflation Risk.”

Derivatives Risk, Including the Risk of Swaps. The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives. Whether the Fund’s use of derivatives is successful will depend on, among other things, if NAM correctly forecasts market values, interest rates and other applicable factors. If NAM incorrectly forecasts these and other factors, the investment performance of the Fund will be unfavorably affected. In addition, the derivatives market is largely unregulated. It is possible that developments in the derivatives market could adversely affect the Fund’s ability to successfully use derivative instruments.

The Fund may enter into debt-related derivatives instruments including credit swap default contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by NAM not only of the referenced asset, rate or index, but also of the swap itself. See “Risk Factors—Derivatives Risk, Including the Risk of Swaps,” “Risk Factors—Counterparty Risk,” “Risk Factors—Hedging Risk” and the Statement of Additional Information.

Counterparty Risk. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives, insured municipal securities or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have recently incurred significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. See “Risk Factors—Counterparty Risk.”

Reliance on Investment Adviser. The Fund is dependent upon services and resources provided by its investment adviser, NAM, and therefore the investment adviser’s parent, Nuveen Investments. Nuveen Investments has a substantial amount of indebtedness. Nuveen Investments, through its own business or the financial support of its affiliates, may not be able to generate sufficient cash flow from operations or ensure that future borrowings will be available in an amount sufficient to enable it to pay its indebtedness with scheduled maturities beginning in 2013 or to fund its other liquidity needs. Nuveen Investments’ failure to satisfy the terms of its indebtedness, including covenants therein, may generally have an adverse effect on the financial condition of Nuveen Investments. For additional information on NAM and Nuveen Investments, including the financial condition of Nuveen Investments, see “Management of the Fund—Additional Information Related to the Investment Adviser and Nuveen Investments.”

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Hedging Risk. The Fund’s use of derivatives or other transactions to reduce risks involves costs and will be subject to NAM’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that NAM’s judgment in this respect will be correct. In addition, no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. See “Risks—Hedging Risk.”

Anti-Takeover Provisions. The Fund’s Declaration of Trust (the “Declaration”) and the Fund’s By-laws (the “By-laws”) include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See “Certain Provisions in the Declaration of Trust and By-Laws—Anti-Takeover Provisions” and “Risks—Anti-Takeover Provisions.”

In addition, an investment in the Fund’s Common Shares raises other risks, which are more fully disclosed in the “Risk Factors” section of this Prospectus, including: reinvestment risk, sector and industry risk, special risks relating to certain municipal obligations, market disruption risk, impact of offering methods risk, risks relating to certain affiliations; and risks that provisions in the Fund’s Declaration of Trust could affect the opportunities of Common Shareholders to sell their Common Shares. See “Risk Factors.”

Distributions	The Fund pays monthly cash distributions to Common Shareholders at a level rate (stated in terms of a fixed cents per Common Share dividend rate) based on the projected performance of the Fund. The Fund’s ability to maintain a level Common Share dividend rate will depend on a number of factors. As portfolio and market conditions change, the rate of dividends on the Common Shares and the Fund’s dividend policy could change. Over time, the Fund will distribute all of its net investment income. In addition, the Fund intends to effectively distribute, at least annually, the net capital gain and taxable ordinary income, if any, to Common Shareholders so long as the net capital gain and taxable ordinary income are not necessary to pay accrued dividends on, or redeem or liquidate, any preferred shares then outstanding or pay any interest and required principal payments on borrowings. You may elect to reinvest automatically some or all of your distributions in additional Common Shares under the Fund’s Dividend Reinvestment Plan.

As explained more fully below in “Tax Matters,” at least annually, the Fund may elect to retain rather than distribute all or a portion of any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) otherwise allocable to Common Shareholders and pay federal income tax on the retained gain. As provided under federal tax law, Common Shareholders of record as of the end of the Fund’s taxable year will include their attributable share of the retained gain in their income for the year as a long-term capital gain, and will be entitled to an income tax credit or refund for the tax deemed paid on their behalf by the Fund. The Fund will treat the retained capital gain amount as a substitute for equivalent cash distributions. See “Distributions” and “Dividend Reinvestment Plan.”

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The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its monthly distributions at any time.

Custodian and Transfer Agent	State Street Bank and Trust Company serves as custodian and transfer agent of the Fund’s assets. See “Custodian and Transfer Agent.”

Special Tax Considerations	The Fund may invest up to 30% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals. If you are, or as a result of investment in the Fund would become, subject to the federal alternative minimum tax, the Fund may not be a suitable investment for you. In addition, distributions of ordinary taxable income (including any net short-term capital gain) will be taxable to shareholders as ordinary income (and not eligible for favorable taxation as “qualified dividend income”), and capital gain dividends will be subject to capital gains taxes. See “Tax Matters.”

Voting Rights	The Fund has not currently, but may in the future, issue certain types of preferred securities. In that event, such preferred securities, voting as a separate class, would have the right to elect at least two trustees at all times and to elect a majority of the trustees in the event two full years’ dividends on the preferred shares are unpaid. In each case, the remaining trustees would be elected by holders of Common Shares and preferred shares, voting together as a single class. The holders of shares of preferred shares would vote as a separate class or classes on certain other matters as required under the Declaration, the Investment Company Act of 1940, as amended (the “1940 Act”) and Massachusetts law. See “Description of Shares—Preferred Shares—Voting Rights” and “Certain Provisions in the Declaration of Trust.”

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SUMMARY OF FUND EXPENSES

The purpose of the table below is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The table shows the expenses of the Fund as a percentage of the average net assets applicable to Common Shares, and not as a percentage of total assets or Managed Assets.

Shareholder Transaction Expenses (as a percentage of offering price)
Maximum Sales Charge	4.00%
Offering Costs Borne by the Fund(1)	0.79%

	As a Percentage of Net Assets Attributable to Common Shares(2)
Annual Expenses
Management Fees(3)
Fund-Level Fees	.86%
Complex-Level Fees	.32%
Interest and Related Expenses from Inverse Floaters	.16	%(4)
Other Expenses	.15%
Interest Payments on Borrowings	.30%

Annual Expenses	1.79%

(1)	Assuming a Common Share offering price of $12.31 (the Fund’s closing price on the NYSE on September 30, 2009).

(2)	Stated as percentage of average net assets attributable to Common Shares for the fiscal period ended October 31, 2008, adjusted to reflect the Fund’s anticipated use of leverage as if such leverage was outstanding for the full fiscal period.

(3)	Management Fees stated as a percentage of average net assets attributable to Common Shares do not reflect fee waivers which were in effect during the fiscal period ended October 31, 2008.

(4)	Interest expense arises because accounting rules require the Fund to recognize interest attributable to inverse floating rate securities created by selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (“self-deposited inverse floating rate securities”). Because the Fund also recognizes a corresponding amount of interest income (also indirectly), the Fund’s Common Share net asset value, net investment income, and total return are not affected by this accounting treatment. For the fiscal period ended October 31, 2008, the Fund did not invest in any such securities. The amount reflected above is based on the outstanding amount of self-deposited inverse floating rate securities created by the Fund and the Fund’s net assets attributable to Common Shares as of April 30, 2009. The actual Interest and Related Expenses from Inverse Floaters incurred in the future may be higher or lower.

The purpose of the table above is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. See “Management of the Fund—Investment Adviser.”

Examples

The following examples illustrate the expenses (including the applicable transaction fees, if any, and estimated offering costs of $7.90) that a shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. Each example assumes that all dividends and other distributions are reinvested in

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the Fund and that the Fund’s Annual Expenses, as provided above, remain the same. The examples also assume a 5% annual return.(1)

Example # 1 (At-the-Market Transaction)

The following example assumes a transaction fee of 1.00%, as a percentage of the offering price.

1 Year	3 Years	5 Years	10 Years
$36	$73	$113	$225

Example # 2 (Underwriting Syndicate Transaction)

The following example assumes a transaction fee of 4.00%, as a percentage of the offering price.

1 Year	3 Years	5 Years	10 Years
$65	$102	$140	$248

Example # 3 (Privately Negotiated Transaction)

The following example assumes there is no transaction fee.

1 Year	3 Years	5 Years	10 Years
$26	$64	$104	$217

The examples should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown above.

(1)	The examples assume that all dividends and distributions are reinvested at Common Share net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

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FINANCIAL HIGHLIGHTS

Information contained in the table below under the headings “Per Share Operating Performance” and “Ratios/Supplemental Data” shows the operating performance of the Fund from the commencement of the Fund’s investment operations on November 15, 2007 until October 31, 2008, as well as for the six months ended April 30, 2009.

Selected data for a Common Share outstanding throughout the period:

	Six months ended 4/30/09 (unaudited)	11/15/07- 10/31/08
PER SHARE OPERATING PERFORMANCE
Beginning Common Share Net Asset Value	$9.13	$14.33

Investment Operations:
Net Investment Income	.46	.89
Net Realized/Unrealized Gain (Loss)	(.31)	(5.27)

Total	.15	(4.38)

Less Distributions:
Net Investment Income to Common Shareholders	(.48)	(.79)
Capital Gains to Common Shareholders	—	—

Total	(.48)	(.79)

Offering Costs	—	(.03)

Ending Common Share Net Asset Value	$8.80	$9.13

Ending Market Value	$9.80	$10.04
Total Returns:
Based on Market Value**	3.12%	(28.82)%
Based on Common Share Net Asset Value**	2.12%	(32.15)%
RATIOS/SUPPLEMENTAL DATA
Ending Net Assets Applicable to Common Shares (000)	$140,404	$144,745
Ratios to Average Net Assets Applicable to Common Shares
Before Credit/Reimbursement(a):
Expenses	1.44%*	1.19%*
Net Investment Income	11.21%*	6.69%*
Ratios to Average Net Assets Applicable to Common Shares
After Credit/Reimbursement(a)***:
Expenses	1.44%*	.81%*
Net Investment Income	11.21%*	7.07%*
Portfolio Turnover Rate	23%	22%
Borrowings at End of Period:
Aggregate Amount Outstanding (000)	$35,000	$40,000
Asset Coverage Per $1,000	$5,012	$4,619

*	Annualized.
**	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common Share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.
***	After custodian fee credit and expense reimbursement, where applicable.
(a)	Each Ratio of Expenses to Average Net Assets Applicable to Common Shares and each Ratio of Net Investment Income to Average Net Assets Applicable to Common Shares includes annualized interest expense paid on Fund borrowings of .31% for the six months ended April 30, 2009 and .30% for the period November 15, 2007 (commencement of operations) through October 31, 2008.

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TRADING AND NET ASSET VALUE INFORMATION

The following table shows for the periods indicated: (i) the high and low sales prices for the Common Shares as reported on the NYSE, (ii) the high and low net asset values of the Common Shares, and (iii) the high and low of the discount or premium to net asset value (expressed as a percentage) of the Common Shares.

	Price		Net Asset Value		Premium/Discount to Net Asset Value
Calendar Quarter Ended	High	Low	High	Low	High	Low
September 30, 2009	12.77	10.21	11.44	9.25	19.55%	7.60%
June 30, 2009	10.98	9.25	9.64	8.22	22.14%	4.27%
March 31, 2009	11.00	8.00	8.59	7.50	31.26%	-2.40%
December 31, 2008	11.47	7.10	11.27	6.98	20.02%	-25.81%
September 30, 2008	13.95	10.58	13.55	11.32	9.82%	-10.94%
June 30, 2008	14.75	13.49	13.91	13.17	8.46%	2.27%
March 31, 2008	15.30	13.43	14.65	12.61	11.42%	2.21%
December 31, 2007	15.10	14.55	14.41	14.15	6.01%	2.32%

THE FUND

The Fund is a diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on September 13, 2007, pursuant to a Declaration of Trust (the “Declaration”) governed by the laws of the Commonwealth of Massachusetts. On November 15, 2007, the Fund issued an aggregate of 13,750,000 Common Shares of beneficial interest, par value $0.01 per share, pursuant to the initial public offering thereof. On each of December 12, 2007 and December 21, 2007, the Fund issued an additional 1,000,000 Common Shares in connection with partial exercises by the underwriters of their over-allotment option. The Fund’s Common Shares are listed on the NYSE under the symbol “NMD.”

The following provides information about the Fund’s outstanding Common Shares as of September 30, 2009:

Title of Class	Amount Authorized	Amount Held by the Fund or for its Account	Amount Outstanding
Common	unlimited	0	16,016,272

The Fund’s principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (800) 257-8787.

USE OF PROCEEDS

The net proceeds from the issuance of Common Shares hereunder will be used by the Fund to (i) invest in municipal securities in accordance with the Fund’s investment objectives and policies as stated below and/or (ii) reduce the Fund’s financial leverage outstanding. To the extent the Fund uses the net proceeds of any offering to invest in municipal securities, it is presently anticipated that the Fund will be able to invest substantially all of such proceeds in securities that meet the Fund’s investment objective and policies within one month from the date on which the proceeds from an offering are received by the Fund. Pending such investment, it is anticipated that the proceeds will be invested in short-term or long-term securities issued by the U.S. Government and its agencies or instrumentalities or in high-quality, short-term money market instruments. See “Risk Factors—Leverage Risk” and “Use of Leverage.”

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THE FUND’S INVESTMENTS

Investment Objectives

The Fund’s primary investment objective is to provide attractive income exempt from regular federal income tax. The Fund’s secondary investment objective is to seek additional total return. Any capital appreciation realized by the Fund will generally result in the distribution of taxable capital gains to Common Shareholders. The Fund invests at least 80% of its Managed Assets in investments the income from which is exempt from regular federal income tax. The Fund seeks to achieve its investment objectives by investing in municipal securities that NAM believes are underrated and undervalued. The Fund cannot assure you that it will achieve its investment objectives. See “The Fund’s Investments—Investment Policies.”

Investment Philosophy

NAM believes that the unique tax treatment of municipal securities and the structural characteristics in the municipal securities market create attractive opportunities to enhance the after-tax total return and diversification of the investment portfolios of taxable investors. NAM believes that these unique characteristics also present unique risks that may be managed to realize the benefits of the asset class.

After-Tax Income Potential.    The primary source of total return from municipal securities comes from the tax-exempt income derived therefrom. NAM believes that, at acceptable levels of credit risk and maturity principal risk, the municipal securities market offers the potential for higher after-tax income when compared with other fixed income markets.

Managing Multi-Faceted Risks.    Risk in the municipal securities market is derived from multiple sources, including credit risk at the issuer and sector levels, structural risks such as call risk, yield curve risk, and legislative and tax-related risks. NAM believes that managing these risks at both the individual security and Fund portfolio levels is an important element of realizing the after-tax income and total return potential of the asset class.

Opportunities for Diversification.    As of March 31, 2009, the municipal securities market aggregated approximately $2.7 trillion, with approximately 50,000 issuers, and a wide array of financing purposes, security terms, offering structures and credit quality. NAM believes that the size and depth of the municipal securities market may facilitate the creation of a diversified portfolio that reduces exposure to the risks of individual issuers and may lower correlations to other credit and market risks within an investor’s overall portfolio.

Market Inefficiencies.    NAM believes that the scale and intricacy of the municipal securities market often results in pricing anomalies and other inefficiencies that can be identified and capitalized on through trading strategies.

Investment Process

NAM believes that a bottom-up, value-oriented investment strategy that seeks to identify underrated and undervalued securities and sectors is positioned to capture the opportunities inherent in the municipal securities market and potentially outperform the general municipal securities market over time. The primary elements of NAM’s investment process are:

Credit Analysis and Surveillance.    NAM focuses on bottom-up, fundamental analysis of municipal securities issuers. Analysts screen each sector for issuers that meet the fundamental tests of creditworthiness and favor those securities with demonstrable growth potential, solid coverage of debt service and a priority lien on hard assets, dedicated revenue streams or tax resources. As part of NAM’s overall risk management process, analysts actively monitor the credit quality of portfolio holdings.

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Sector Analysis.    Organized by sector, analysts continually assess the key issues and trends affecting each sector in order to maintain a sector outlook. Evaluating such factors as historical default rates and average credit spreads within each sector, analysts provide top-down analysis that supports decisions to overweight or underweight a given sector in a portfolio.

Diversification.    NAM seeks to invest in a large number of sectors, states and specific issuers in order to help insulate a portfolio from events that affect any individual industry, geographic location or credit.

Portfolio managers normally seek to limit exposure to individual credits over the long-term. Portfolio managers also seek to diversify other portfolio level risks, including exposure to calls, and to manage a portfolio’s interest rate sensitivity within tolerance bands relative to the relevant benchmark.

Trading Strategies.    Through its trading strategies, NAM seeks to enhance portfolio value by trading to take advantage of inefficiencies found in the municipal market. This may entail selling issues NAM deems to be overvalued and purchasing issues NAM considers to be undervalued.

Sell Discipline.    NAM generally sells securities when it (i) determines a security has become overvalued or over-rated, (ii) identifies credit deterioration, or (iii) modifies a portfolio strategy, such as sector allocation. NAM may also sell securities when such securities exceed the portfolio’s diversification targets.

Investment Policies

Under normal circumstances, the Fund will invest its Managed Assets in a portfolio of municipal securities that pay interest that is exempt from regular federal income tax. It is a fundamental policy of the Fund that its investment in municipal securities paying interest that is exempt from regular federal income tax will, under normal circumstances, comprise at least 80% of the Fund’s Managed Assets. Under normal circumstances, the Fund expects to be fully invested (at least 95% of its Managed Assets) in such tax-exempt municipal securities. Up to 30% of the Fund’s Managed Assets may be invested in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals. For a discussion of how the federal alternative minimum tax may affect shareholders, see “Tax Matters.”

The Fund will invest at least 50% of its Managed Assets in investment grade quality municipal securities. A security is considered investment grade quality if it is rated within the four highest grades (Baa or BBB or better by Moody’s, S&P or Fitch) by all NRSROs that rate such security, or if it is unrated but judged to be of comparable quality by NAM.

The Fund may invest up to 50% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade. Below investment grade quality municipal securities include those municipal securities that are rated investment grade by one or more NRSROs but rated below investment grade by at least one NRSRO. No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by NAM. This means that the Fund may invest in municipal securities that are involved in bankruptcy or insolvency proceedings or are experiencing other financial difficulties at the time of acquisition (such securities are commonly referred to as distressed securities). The Fund may invest up to approximately 15% of its Managed Assets in inverse floating rate securities.

As of April 30, 2009, the Fund invested approximately 54% of its total investments in municipal securities rated investment grade or unrated but judged to be of comparable quality by NAM and approximately 46% of its total investments in municipal securities rated below investment grade or unrated but judged to be of comparable quality by NAM. The relative percentages of the value of the investments attributable to investment grade municipal securities and to below investment grade municipal securities could change over time as a result of rebalancing the Fund’s assets by NAM, market value fluctuations, issuance of additional shares and other events.

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Municipal securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal and are commonly referred to as junk bonds. The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, NAM may consider such factors as NAM’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. A general description of Moody’s, S&P’s and Fitch’s ratings of municipal securities is set forth in Appendix A to the SAI. The Fund may also invest in securities of other open-or closed-end investment companies that invest primarily in municipal securities of the types in which the Fund may invest directly. See “The Fund’s Investments—Municipal Securities—Other Investment Companies” and “Portfolio Composition.”

The Fund may purchase municipal securities that are additionally secured by insurance, bank credit agreements, or escrow accounts. The credit quality of companies which provide such credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The Fund may use any insurer, regardless of its rating. A municipal security will be deemed to have the rating of its insurer. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the Common Shares.

The Fund presently intends to limit its investment in tobacco settlement bonds to no more than 10% of its Managed Assets.

Upon NAM’s recommendation, during temporary defensive periods and in order to keep the Fund’s cash fully invested, including the period during which the net proceeds of any offering of Common Shares or preferred shares are being invested, the Fund may deviate from its investment objectives and invest up to 100% of its net assets in short-term investments including high-quality, short-term securities that may be either tax-exempt or taxable. The Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in taxable short-term investments would result in a portion of your dividends being subject to regular federal income taxes. For more information, if issued in the future, see the SAI.

The Fund’s policies noted above are not considered to be fundamental by the Fund and can be changed without a vote of the Fund’s shareholders. However, the Fund’s policy that it will invest at least 80% of its Managed Assets in investments, the income from which is exempt from regular federal income tax may only be changed by the Fund’s Board of Trustees following the provision of 60 days’ prior written notice to the Common Shareholders.

The Fund cannot change its investment objectives without the approval of the holders of a “majority of the outstanding” Common Shares and preferred shares, if issued in the future, voting together as a single class, and, if issued in the future, of the holders of a “majority of the outstanding” preferred shares voting as a separate class. When used with respect to particular shares of the Fund, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. See “Description of Shares—Preferred Shares—Voting Rights” for additional information with respect to the voting rights of holders of preferred shares.

If you are, or as a result of investment in the Fund would become, subject to the federal alternative minimum tax, the Fund may not be a suitable investment for you because the Fund expects that a significant portion of its investments will pay interest that is taxable under the federal alternative minimum tax. Special rules apply to corporate holders. In addition, distributions of net capital gain will be subject to capital gains taxes. See “Tax Matters.”

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Municipal Securities

General.    The Fund may invest in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular federal income tax (as previously defined, “municipal securities”). Municipal securities are often issued by state and local governmental entities to finance or refinance public projects such as roads, schools, and water supply systems. Municipal securities may also be issued on behalf of private entities or for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility and pollution control projects. Municipal securities may be issued on a long-term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source, including project revenues, which may include tolls, fees and other user charges, lease payments and mortgage payments. Municipal securities may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt. The Fund may purchase municipal securities in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms including fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender option bonds, and residual interest bonds or inverse floating rate securities; or acquired through investments in pooled vehicles, partnerships or other investment companies. Inverse floating rate securities are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and represent a leveraged investment in an underlying municipal security, which could have the economic effect of financial leverage.

Municipal securities are either general obligation or revenue bonds and typically are issued to finance public projects (such as roads or public buildings), to pay general operating expenses, or to refinance outstanding debt.

Municipal securities may also be issued on behalf of private entities or for private activities, such as housing, medical and educational facility construction, or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source; revenue bonds may be repaid only from the revenues of a specific facility or source. The Fund may also purchase municipal securities that represent lease obligations, municipal notes, pre-refunded municipal securities, private activity bonds, tender option bonds and other related securities and derivative instruments that create exposure to municipal bonds, notes and securities and that provide for the payment of interest income that is exempt from regular federal income tax.

The municipal securities in which the Fund will invest are generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam), and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by NAM to be reliable), is exempt from regular federal income tax, although the interest may be subject to the federal alternative minimum tax.

The yields on municipal securities depend on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal securities will vary with changes in interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

A municipal security’s market value generally will depend upon its form, maturity, call features, and interest rate, as well as the credit quality of the issuer, all such factors examined in the context of the municipal securities market and interest rate levels and trends.

The Fund will primarily invest in municipal securities with long-term maturities in order to maintain a weighted average maturity of 15 to 30 years, but the weighted average maturity of obligations held by the Fund

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may be shorter, depending on market conditions. In comparison to maturity (which is the date on which a debt instrument ceases and the issuer is obligated to repay the principal amount), duration is a measure of the price volatility of a debt instrument as a result of changes in market rates of interest, based on the weighted average timing of the instrument’s expected principal and interest payments. Duration differs from maturity in that it considers a security’s yield, coupon payments, principal payments and call features in addition to the amount of time until the security finally matures. As the value of a security changes over time, so will its duration. Prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. In general, a portfolio of securities with a longer duration can be expected to be more sensitive to interest rate changes than a portfolio with a shorter duration.

Municipal Leases and Certificates of Participation.    The Fund also may purchase municipal securities that represent lease obligations and certificates of participation in such leases. These carry special risks because the issuer of the securities may not be obligated to appropriate money annually to make payments under the lease. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment or facilities. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering, or the failure to recover fully, the Fund’s original investment. To the extent that the Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. In order to reduce this risk, the Fund will only purchase municipal securities representing lease obligations where NAM believes the issuer has a strong incentive to continue making appropriations until maturity.

A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates are typically issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

Municipal Notes.    Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long- term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes;

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however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Pre-Refunded Municipal Securities.    The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Private Activity Bonds.    Private activity bonds, formerly referred to as industrial development bonds, are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The Fund’s distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax.

Inverse Floating Rate Securities.    The Fund may invest in inverse floating rate securities. Inverse floating rate securities (sometimes referred to as “inverse floaters” or residual interests of a tender option bond) are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust formed by a third party sponsor for the purpose of holding municipal bonds. The special purpose trust typically sells two classes of beneficial interests or securities: short-term floating rate municipal securities (sometimes referred to as short-term floaters or tender option bonds), which are sold to third party investors, and inverse floating rate municipal securities, which the Fund would purchase. The short-term floating rate securities have first priority on the cash flow from the municipal bonds held by the special purpose trust. Typically, a third party, such as a bank, broker-dealer or other financial institution, grants the floating rate security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees. The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, an institution will not be obligated to accept tendered short-term floaters in the event of certain defaults or a significant downgrade in the credit rating assigned to the bond issuer. For its inverse floating rate investment, the Fund receives the residual cash flow from the special purpose trust. Because the holder of the short-term floater is generally assured liquidity at the face value of the security, the Fund as the holder of the inverse floater assumes the interest rate cash flow risk and the market value risk associated with the municipal security deposited into the special purpose trust. The volatility of the interest cash flow and the residual market value will vary with the degree to which the trust is leveraged. This is expressed in the ratio of the face value of the short-term floaters in relation to the residual inverse floaters that are issued by the special purpose trust. The Fund expects to make limited investments in inverse floaters, with leverage ratios that may vary between one and three times. In addition, all voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the special purpose trust are passed through to the Fund, as the holder of the residual inverse floating rate securities.

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Because increases in either the interest rate on the securities or the value of indexes (with which inverse floaters maintain their inverse relationship) reduce the residual interest paid on inverse floaters, an inverse floater’s value is generally more volatile than that of fixed rate bonds. Inverse floaters have varying degrees of liquidity based upon the liquidity of the underlying securities deposited in a tender option bond trust. The market price of inverse floating rate securities is more volatile than the underlying securities due to leverage. These securities generally will underperform the market of fixed rate bonds in a rising interest rate environment, but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity.

Investments in inverse floating rate securities create effective leverage. The use of leverage creates special risks for Common Shareholders. See “Leverage” and “Risk Factors—Leverage Risk” and “—Inverse Floating Rate Securities Risk.”

Tender Option Bonds.    A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The Fund intends to invest in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by NAM, be exempt from regular federal income tax. However, because there can be no assurance that the Internal Revenue Service (the “IRS”) will agree with such counsel’s opinion in any particular case, there is a risk that the Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees in relation to various regulated investment company tax provisions, is unclear. The Fund intends to manage its portfolio in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

Special Taxing Districts.    Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

When-Issued and Delayed Delivery Transactions.    The Fund may buy and sell municipal securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the bonds prior to settlement and, because bonds are subject to market fluctuations, the value of the bonds at time of delivery may be less (or more) than cost. A separate account of the Fund will be established with its custodian

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consisting of cash, cash equivalents, or liquid securities having a market value at all times at least equal to the amount of the commitment.

Zero Coupon Bonds.    A zero coupon bond is a bond that does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. Zero coupon bonds allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The Fund would be required to distribute the income on any of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders.

Structured Notes.    The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. These types of investments may generate taxable income.

Derivatives.    The Fund may invest in certain derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments. The Fund may use also credit default swaps and interest rate swaps. Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. If the Fund is a seller of a contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap. If the Fund is a buyer of a contract, the Fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund. Interest rate swaps involve the exchange by the Fund with a counterparty of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The Fund will usually enter into interest rate swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

NAM may use derivative instruments to seek to enhance return, to hedge some of the risk of the Fund’s investments in municipal securities or as a substitute for a position in the underlying asset. These types of strategies may generate taxable income.

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There is no assurance that these derivative strategies will be available at any time or that NAM will determine to use them for the Fund or, if used, that the strategies will be successful.

Other Investment Companies.    The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly. The Fund generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares or borrowings, or during periods when there is a shortage of attractive, high-yielding municipal securities available in the market. The Fund may invest in investment companies that are advised by the NAM or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the Securities and Exchange Commission. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies.

NAM will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal security investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the section entitled “Risk Factors,” the net asset value and market value of leveraged shares will be more volatile and the yield to Common Shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

Portfolio Turnover

The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund’s investment objectives. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is generally not expected to exceed 25% under normal circumstances. However, there are no limits on the Fund’s rate of portfolio turnover, and investments may be sold without regard to length of time held when, in NAM’s opinion, investment considerations warrant such action. A higher portfolio turnover rate would result in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. Although these commissions and expenses are not reflected in the Fund’s “Total Annual Expenses” on page 9 of this prospectus, they will be reflected in the Fund’s total return. In addition, high portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. See “Tax Matters.”

PORTFOLIO COMPOSITION

As of April 30, 2009, 100% of the market value of the Fund’s portfolio was invested in long-term municipal bonds. The following table sets forth certain information with respect to the composition of the Fund’s investment portfolio as of April 30, 2009.

Credit Rating*	Percent
AA	12%
A	16%
BBB	26%
BB or Lower	46%

Total	100%

*	Using the higher of S&P’s or Moody’s rating, if available. Securities not rated by S&P or Moody’s use NAM’s internal quality ratings.

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USE OF LEVERAGE

The Fund employs financial leverage through borrowing pursuant to a $50 million senior committed secured 364-day revolving line of credit. For the period November 1, 2008 through April 30, 2009, the average daily balance outstanding on gross borrowings and weighted average interest rate was approximately $39.6 million and 1.03%, respectively. The amount of outstanding borrowings may vary with prevailing market or economic conditions. The Fund borrows money at rates generally available to institutional investors. The timing and terms of any leverage transactions is determined by the Fund’s Board of Trustees. Following an offering of additional Common Shares from time to time, the Fund’s leverage ratio will decrease as a result of the increase in net assets attributable to Common Shares. The Fund’s leverage ratio may decline further to the extent that the net proceeds of an offering of Common Shares are used to reduce the Fund’s financial leverage. A lower leverage ratio may result in lower (higher) returns to Common Shareholders over a period of time to the extent that net returns on the Fund’s investment portfolio exceed (fall below) its cost of leverage over that period, which lower (higher) returns may impact the level of the Fund’s distributions. See “Risk Factors—Leverage Risk.” Financial leverage is also created through the Fund’s investments in residual interest certificates of tender option bond trusts, also called inverse floating rate securities, because the Fund’s investment exposure to the underlying bonds held by the trust have been effectively financed by the trust’s issuance of floating rate certificates. See “The Fund’s Investments—Municipal Securities—Inverse Floating Rate Securities” and “Risk Factors—Inverse Floating Rate Securities.”

The Fund has not currently, but may in the future, issue certain types of preferred securities.

Borrowings and preferred shares, if any, will have seniority over the Common Shares. Leverage involves special risks. There is no assurance that the Fund’s leveraging strategy will be successful. The Fund will seek to invest the proceeds from financial leverage in a manner consistent with the Fund’s objectives and policies.

The Fund’s investments in inverse floating rate securities pay dividends at rates based on short-term periods which are reset periodically. So long as the Fund’s portfolio is invested in securities that provide a higher rate of return than the Fund’s cost of leverage (after taking expenses into consideration), the leverage will cause you to receive a higher current rate of return than if the Fund were not leveraged.

Changes in the value of the Fund’s bond portfolio, including costs attributable to borrowings or preferred shares, if any, will be borne entirely by the Common Shareholders. If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, the leverage will decrease (or increase) the net asset value per Common Share to a greater extent than if the Fund were not leveraged.

The Fund pays NAM a management fee based on a percentage of net assets. Net assets for this purpose includes the proceeds realized from the Fund’s use of financial leverage. See “Management of the Fund—Investment Management Agreement.” NAM will base its decision whether and how much to leverage the Fund based solely on its assessment of whether such use of leverage will advance the Fund’s investment objective. NAM will be responsible for using leverage to achieve the Fund’s investment objective. However, the fact that a decision to increase the Fund’s leverage will have the effect of increasing net assets and therefore NAM’s management fee means that NAM may have an incentive to increase the Fund’s use of leverage. NAM will seek to manage that incentive by only increasing the Fund’s use of leverage when it determines that such increase is consistent with the Fund’s investment objective, and by periodically reviewing the Fund’s performance and use of leverage with the Fund’s Board of Trustees.

For tax purposes, the Fund is currently required to allocate net capital gain and other taxable income, if any, between the Common Shares and preferred shares, if issued in the future, in proportion to total dividends paid to each class for the year in which the net capital gain or other taxable income is realized. If net capital gain or other taxable income is allocated to preferred shares, if issued in the future, (instead of solely tax-exempt income), the Fund will likely have to pay higher total dividends to preferred shareholders or make special payments to preferred shareholders to compensate them for the increased tax liability. This would reduce the total amount of dividends paid to the Common Shareholders, but would increase the portion of the dividend that is tax-exempt. On an after-tax basis, Common Shareholders may still be better off than if they had been allocated all of the

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Fund’s net capital gain or other taxable income (resulting in a higher amount of total dividends), but received a lower amount of tax-exempt income. If the increase in dividend payments or the special payments to preferred shareholders are not entirely offset by a reduction in the tax liability of, and an increase in the tax-exempt dividends received by, the Common Shareholders, the advantage of the Fund’s leveraged structure to Common Shareholders will be reduced.

Under the 1940 Act, the Fund generally is not permitted to issue commercial paper or notes or borrow unless immediately after the borrowing or commercial paper or note issuance the value of the Fund’s total assets less liabilities other than the principal amount represented by commercial paper, notes or borrowings, is at least 300% of such principal amount. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund’s total assets, less liabilities other than the principal amount represented by commercial paper, notes or borrowings, is at least 300% of such principal amount. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of any outstanding commercial paper, notes or borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the Board of Trustees.

Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance, the value of the Fund’s asset coverage is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund’s asset coverage). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund’s asset coverage less liabilities other than borrowings is at least 200% of such liquidation value. If preferred shares are issued in the future, the Fund intends, to the extent possible, to purchase or redeem preferred shares from time to time to the extent necessary in order to maintain coverage of any preferred shares. Though it does not currently, if the Fund were to have preferred shares outstanding, two of the Fund’s trustees would be elected by the holders of preferred shares, voting separately as a class. The remaining trustees of the Fund would be elected by holders of Common Shares and preferred shares voting together as a single class. In the event the Fund would fail to pay dividends on preferred shares for two years, preferred shareholders would be entitled to elect a majority of the trustees of the Fund.

The Fund may be subject to certain restrictions imposed by either guidelines of one or more rating agencies that may issue ratings for commercial paper or notes, preferred shares, or, if the Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede NAM from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. In addition to other considerations, to the extent that the Fund believes that the covenants and guidelines required by the rating agencies or lenders would impede its ability to meet its investment objective, or if the Fund is unable to obtain the rating on borrowings (expected to be at least AA/Aa or the equivalent short-term ratings) or preferred shares (also expected to be at least AA/Aa), the Fund will not incur borrowings or issue preferred shares.

Assuming the utilization of leverage through borrowings in the aggregate amount of approximately 16% of the Fund’s Managed Assets, at a combined interest or payment rate of 1.1% payable on such leverage, the income generated by the Fund’s portfolio (net of non-leverage expenses) must exceed 0.18% in order to cover such interest or payment rates and other expenses specifically related to borrowing. Of course, these numbers are merely estimates, used for illustration. Actual interest or payment rates may vary frequently and may be significantly higher or lower than the rate estimated above.

The Fund may also borrow money for repurchase of its shares or as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

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The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of bonds held in the Fund’s portfolio net of expenses) at the assumed portfolio total return rates provided in the table. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Fund. The table further reflects the use of borrowings representing 16.00% of the Fund’s total capital and the Fund’s currently projected annual dividend rate, borrowing interest rate or payment rate set by an interest rate transaction of 1.10%. See “Risk Factors—Leverage Risk” and “Use of Leverage.”

Assumed Portfolio Total Return	-10.00%	-5.00%	0.00%	5.00%	10.00%
Common Share Total Return	-12.11%	-6.16%	-0.21%	5.74%	11.70%

Common Share total return is composed of two elements—the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying interest on borrowings) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital losses than capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the tax-exempt interest it receives on its municipal securities investments is entirely offset by losses in the value of those securities.

RISK FACTORS

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in Common Shares.

Investment and Market Risk

An investment in the Fund’s Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Common Shares represents an indirect investment in the municipal securities owned by the Fund, which generally trade in the over-the-counter markets. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions. In addition, if the current national economic downturn deteriorates into a prolonged recession, the ability of municipalities to collect revenue and service their obligations could be materially and adversely affected.

Current Economic Conditions—Credit Crisis Liquidity and Volatility Risk

The markets for credit instruments, including municipal securities, have experienced periods of extreme illiquidity and volatility since the latter half of 2007. General market uncertainty and consequent repricing risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant valuation uncertainties in a variety of debt securities, including municipal securities, and significant and rapid value decline in certain instances. These conditions resulted, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many debt securities remaining illiquid and of uncertain value. These market conditions may make valuation of some of the Fund’s municipal securities uncertain and/or result in sudden and significant value declines in its holdings. A significant decline in the value of the Fund’s portfolio would likely result in a significant decline in the value of your investment in Common Shares. In addition, illiquidity and volatility in the credit markets may directly and adversely affect the setting of dividend rates on the Common Shares. This volatility may also impact the liquidity of inverse floating rate securities in the Fund’s portfolio. See “Risk Factors—Inverse Floating Rate Securities Risk.”

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In response to the current national economic condition, governmental cost burdens may be reallocated among federal, state and local governments. Also, as a result of the downturn, many state and local governments are experiencing significant reductions in revenues and consequently difficulties meeting ongoing expenses. As a result, certain of these state and local governments may have difficulty paying principal or interest on their outstanding debt and may experience ratings downgrades of their debt. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. See “Risk Factors—Municipal Securities Market Risk.”

Market Discount from Net Asset Value

Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than net asset value and have during other periods traded at prices lower than net asset value. The Fund cannot predict whether Common Shares will trade at, above or below net asset value. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of investment activities. Investors bear a risk of loss to the extent that the price at which they sell their shares is lower in relation to the Fund’s net asset value than at the time of purchase, assuming a stable net asset value. Proceeds from the sale of Common Shares in this offering will be reduced by transaction costs (if applicable, which vary depending on the offering method used). Depending on the premium of the Common Shares at the time of any offering of Common Shares hereunder, the net asset value per Common Share may be reduced by the amount of offering costs borne by the Fund (estimated to be an additional 0.79% of the offering price assuming a Common Share offering price of $12.31 (the Fund’s closing price on the NYSE on September 30, 2009). The net asset value per Common Share also will be reduced by costs associated with any future offerings of Common or preferred shares. The Common Shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for trading purposes.

Credit and Below Investment Grade Risk

Credit risk is the risk that one or more municipal securities in the Fund’s portfolio will decline in price, or the issuer thereof will fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status. In general, lower-rated municipal securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s net asset value or dividends. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. The Fund may invest up to 50% of its Managed Assets in municipal securities that are rated below investment grade at the time of investment or that are unrated but judged to be of comparable quality by NAM. No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by NAM. If a municipal security satisfies the rating requirements described above at the time of investment and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, NAM will consider what action, including the sale of the security, is in the best interests of the Fund and its shareholders. This means that the Fund may invest in municipal securities that are involved in bankruptcy or insolvency proceedings or are experiencing other financial difficulties at the time of acquisition (such securities are commonly referred to as distressed securities). Municipal securities of below investment grade quality, commonly referred to as junk bonds, are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal when due, and are susceptible to default or decline in market value due to adverse economic and business developments. Also, to the extent that the rating assigned to a municipal security in the Fund’s portfolio is downgraded by any NRSRO, the market price and liquidity of such security may be adversely affected. The market values for municipal securities of below investment grade quality tend to be volatile, and these securities are less liquid than investment grade municipal securities. For these reasons, an investment in the Fund, compared with a portfolio consisting solely of investment grade securities, may experience the following:

•	increased price sensitivity resulting from changing interest rates and/or a deteriorating economic environment;

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•	greater risk of loss due to default or declining credit quality;

•	adverse issuer specific events that are more likely to render the issuer unable to make interest and/or principal payments; and

•

the possibility that a negative perception of the below investment grade market develops, resulting in the price and liquidity of below investment grade securities becoming depressed, and this negative perception could last for a significant period of time.

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below investment grade issuer to make principal payments and interest payments compared to an investment grade issuer. The principal amount of below investment grade securities outstanding has proliferated in the past decade as an increasing number of issuers have used below investment grade securities for financing. The current downturn may severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. As the national economy experiences the current economic downturn, resulting in decreased tax and other revenue streams of municipal issuers, or in the event interest rates rise sharply, increasing the interest cost on variable rate instruments and negatively impacting economic activity, the number of defaults by below investment grade municipal issuers is likely to increase. Similarly, downturns in profitability in specific industries could adversely affect private activity bonds. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities may have an adverse impact on the Fund’s net asset value and the market value of its Common Shares. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor that may have an adverse effect on the Fund’s ability to dispose of a particular security. There are fewer dealers in the market for below investment grade municipal securities than the market for investment grade municipal securities. The prices quoted by different dealers for below investment grade municipal securities may vary significantly, and the spread between the bid and ask price is generally much larger for below investment grade municipal securities than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s net asset value.

Issuers of such below investment grade securities are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of below investment grade securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific developments, the issuer’s inability to meet specific projected forecasts or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of below investment grade securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of below investment grade securities will fluctuate over time and, during periods of economic uncertainty, volatility of below investment grade securities may adversely affect the Fund’s net asset value. In addition, investments in below investment grade zero coupon bonds rather than income-

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bearing below investment grade securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

The Fund may invest in distressed securities, which are securities issued by companies that are involved in bankruptcy or insolvency proceedings or are experiencing other financial difficulties at the time of acquisition by the Fund. The issuers of such securities may be in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. These characteristics of these companies can cause their securities to be particularly risky, although they also may offer the potential for high returns. These companies’ securities may be considered speculative, and the ability of the companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within the companies. Distressed securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment.

Investments in lower rated or unrated securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto, and the federal income tax consequences to the Fund as a holder of such distressed securities may not be clear.

Interest Rate Risk

Generally, when market interest rates rise, bond prices fall, and vice versa. Interest rate risk is the risk that the municipal securities in the Fund’s portfolio will decline in value because of increases in market interest rates. As interest rates decline, issuers of municipal securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change. Because the Fund will invest primarily in longer-term municipal securities, the Common Share net asset value and market price per share will fluctuate more in response to changes in market interest rates than if the Fund invested primarily in shorter-term municipal securities. Because the values of lower-rated and comparable unrated debt securities are affected both by credit risk and interest rate risk, the price movements of such lower grade securities typically have not been highly correlated to the fluctuations of the prices of investment grade quality securities in response to changes in market interest rates. The Fund’s use of leverage, as described herein, will tend to increase Common Share interest rate risk.

Municipal Securities Market Risk

Investing in the municipal securities market involves certain risks. The municipal market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during the recent market turmoil these firms’ capital was severely constrained. As a result, some firms were unwilling to commit their capital to purchase and to serve as a dealer for municipal bonds. The amount of public information available about the municipal securities in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of NAM than if the Fund were a stock fund or taxable bond fund. The secondary market for municipal securities, particularly the below investment grade bonds in which the Fund may invest, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices or at prices approximating those at which the Fund currently values them.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend

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the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt.

Reinvestment Risk

Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the Common Shares’ market price or their overall returns.

Leverage Risk

Leverage risk is the risk associated with the use of the Fund’s borrowings, outstanding preferred shares, if issued in the future, or the use of tender option bonds to leverage the Common Shares. There can be no assurance that the Fund’s leveraging strategy will be successful. Through the use of financial leverage, the Fund seeks to enhance potential Common Share earnings over time by employing leverage based on short-term municipal rates and investing at long-term municipal rates which are typically, though not always, higher. Because the long-term municipal securities in which the Fund invests generally pay fixed rates of interest while the Fund’s costs of leverage generally fluctuate with short-term yields, the incremental earnings from leverage will vary over time. Accordingly, the Fund cannot assure you that the use of leverage will result in a higher yield or return to Common Shareholders. The income benefit from leverage will be reduced (increase) to the extent that the difference narrows (widens) between the net earnings on the Fund’s portfolio securities and its cost of leverage. If short-term rates rise, the Fund’s cost of leverage could exceed the fixed rate of return on longer-term bonds held by the Fund that were acquired during periods of lower interest rates, reducing returns to Common Shareholders. This could occur even if both short-term and long-term municipal rates rise. The Fund’s cost of leverage includes expenses relating to the issuance and ongoing maintenance of any borrowings or the interest attributable to tender option bonds as well as any one-time costs (e.g., issuance costs) and ongoing fees and expenses associated with such leverage.

The Fund’s use of financial leverage also creates incremental Common Share net asset value risk because the full impact of price changes in the Fund’s investment portfolio, including assets attributable to leverage, is borne by Common Shareholders. This can lead to a greater increase in net asset values in rising markets than if the Fund were not leveraged, but also can result in a greater decrease in net asset values in declining markets. The Fund’s use of financial leverage similarly can magnify the impact of changing market conditions on Common Share market prices. See “—Inverse Floating Rate Securities Risk.” The Fund is required to maintain certain regulatory and rating agency asset coverage requirements in connection with its outstanding borrowings, in order to be able to maintain the ability to declare and pay Common Share distributions and to maintain the rating of preferred shares, if issued in the future. In order to maintain required asset coverage levels, the Fund may be required to alter the composition of its investment portfolio or take other actions, such as redeeming preferred shares, if any, or prepaying borrowings with the proceeds from portfolio transactions, at what might be an inopportune time in the market. Such actions could reduce the net earnings or returns to Common Shareholders over time.

The Fund may invest in the securities of other investment companies, which may themselves be leveraged and therefore present similar risks to those described above.

The Fund seeks to manage the risks associated with its use of financial leverage as described below under “How the Fund Manages Risk—Investment Portfolio and Capital Structure Strategies to Manage Leverage Risk.”

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Inverse Floating Rate Securities Risk

The Fund may invest in inverse floating rate securities. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a “tender option bond trust”) formed by a third party sponsor for the purpose of holding municipal bonds. See “The Fund’s Investments—Municipal Securities—Inverse Floating Rate Securities.” In general, income on inverse floating rate securities will decrease when interest rates increase and increase when interest rates decrease. Investments in inverse floating rate securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal.

Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities generally will be more volatile than that of fixed rate securities.

The Fund’s investment in inverse floating rate securities will create effective leverage. Any effective leverage achieved through the Fund’s purchase of inverse floating rate securities will create an opportunity for increased Common Share net income and returns, but will also create the possibility that Common Share long-term returns will be diminished if the cost of leverage exceeds the return on the inverse floating rate securities purchased by the Fund. See “—Leverage Risk.”

There is no assurance that the Fund’s strategy of investing in inverse floating rate securities will be successful.

Inverse floating rate securities have varying degrees of liquidity based, among other things, upon the liquidity of the underlying securities deposited in a tender option bond trust. The market price of inverse floating rate securities is more volatile than the underlying securities due to leverage. In circumstances where the Fund has a need for cash and the securities in a tender option bond trust are not actively trading, the Fund may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Fund portfolio holdings. Also, the holder of the floating rate securities that has provided the leverage associated with the fund’s inverse floating rate securities may cause the fund to purchase or otherwise retire those floating rate securities (i.e., to effectively cause the fund to repay the leverage provided by such holder), which may require the Fund to raise cash through the sale of portfolio securities at times and at prices that are not desirable for the Fund.

Insurance Risk

The Fund may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Certain significant providers of insurance for municipal securities have recently incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such losses have reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security will be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security would decline and may not add any value. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the net asset value of the Common Shares represented by such insured obligation.

Tax Risk

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, among other things, the Fund must derive in each taxable year at least 90% of its gross income from

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certain prescribed sources. If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to stockholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

The value of the Fund’s investments and its net asset value may be adversely affected by changes in tax rates and policies. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax-exempt status of interest income from municipal securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect the Fund’s net asset value and ability to acquire and dispose of municipal securities at desirable yield and price levels. Additionally, the Fund is not a suitable investment for individual retirement accounts, for other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal income tax consequences of their investments.

Taxability Risk

The Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for federal income tax purposes, and NAM will not independently verify that opinion. Subsequent to the Fund’s acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by the Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities.

The IRS may determine that a municipal bond issued as tax-exempt should in fact be taxable. If the Fund held such a bond, it might have to distribute taxable ordinary income dividends or reclassify as taxable income previously distributed as exempt-interest dividends.

Distributions of ordinary taxable income (including any net short-term capital gain) will be taxable to shareholders as ordinary income (and not eligible for favorable taxation as “qualified dividend income”), and capital gain dividends will be subject to capital gains taxes. See “Tax Matters.”

Borrowing Risks

In addition to borrowing for leverage (See “Use of Leverage”), the Fund may borrow for temporary or emergency purposes, including to meet redemption requests, pay dividends, repurchase its shares, or clear portfolio transactions. Borrowing may exaggerate changes in the net asset value of the Fund’s shares and may affect the Fund’s net income. When the Fund borrows money, it must pay interest and other fees, which will reduce the fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market conditions, including periods of low demand or decreased liquidity in the municipal bond market such borrowings might be outstanding for longer periods of time.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of Common Shares and the distributions can decline. In addition, during any period of rising inflation, interest rates on borrowings would likely increase, which would tend to further reduce returns to Common Shareholders.

Sector and Industry Risk

The Fund may invest up to 25% of its net assets in municipal securities in any one industry or in any one state of origin. In addition, subject to the concentration limits of the Fund’s investment policies and guidelines,

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the Fund may invest a significant portion of its net assets in certain sectors of the municipal securities market, such as hospitals and other health care facilities, charter schools and other private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies such as airline companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers. If the Fund invests a significant portion of its net assets in the sectors noted above, the Fund’s performance may be subject to additional risk and variability. To the extent that the Fund focuses its net assets in the hospital and healthcare facilities sector, for example, the Fund will be subject to risks associated with such sector, including adverse government regulation and reduction in reimbursement rates, as well as government approval of products and services and intense competition. Securities issued with respect to special taxing districts will be subject to various risks, including real-estate development related risks and taxpayer concentration risk. Further, the fees, special taxes or tax allocations and other revenues established to secure the obligations of securities issued with respect to special taxing districts are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. Charter schools and other private educational facilities are subject to various risks, including the reversal of legislation authorizing or funding charter schools, the failure to renew or secure a charter, the failure of a funding entity to appropriate necessary funds and competition from alternatives such as voucher programs. Issuers of municipal utility securities can be significantly affected by government regulation, financing difficulties, supply and demand of services or fuel and natural resource conservation. The transportation sector, including airports, airlines, ports and other transportation facilities, can be significantly affected by changes in the economy, fuel prices, labor relations, insurance costs and government regulation.

The Fund presently intends to limit investments in tobacco settlement bonds to 10% of its net assets. Tobacco settlement bonds are municipal securities that are backed solely by expected revenues to be derived from lawsuits involving tobacco related deaths and illnesses which were settled between certain states and American tobacco companies. Tobacco settlement bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement (“MSA”). The MSA is an agreement, reached out of court in November 1998 between 46 states and nearly all of the U.S. tobacco manufacturers. Under the terms of the MSA, the actual amount of future settlement payments by tobacco manufacturers is dependent on many factors, including, but not limited to, annual domestic cigarette shipments, reduced cigarette consumption, increased taxes on cigarettes, inflation, financial capability of tobacco companies, continuing litigation and the possibility of tobacco manufacturer bankruptcy. Payments made by tobacco manufacturers could be negatively impacted if the decrease in tobacco consumption is significantly greater than the forecasted decline.

Special Risks Related to Certain Municipal Obligations

The Fund may invest in municipal leases and certificates of participation in such leases. Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover the Fund’s original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to the Fund, although the Fund does not anticipate that such a remedy would normally be pursued. To the extent that the Fund invests in unrated municipal leases or

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participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. Certificates of participation, which represent interests in unmanaged pools of municipal leases or installment contracts, involve the same risks as the underlying municipal leases. In addition, the Fund may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.

Derivatives Risk, Including the Risk of Swaps

The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives. Whether the Fund’s use of derivatives is successful will depend on, among other things, if NAM correctly forecasts market values, interest rates and other applicable factors. If NAM incorrectly forecasts these and other factors, the investment performance of the Fund will be unfavorably affected. In addition, the derivatives market is largely unregulated. It is possible that developments in the derivatives market could adversely affect the Fund’s ability to successfully use derivative instruments.

The Fund may enter into debt-related derivatives instruments including credit swap default contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by NAM not only of the referenced asset, rate or index, but also of the swap itself. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. See also, “—Counterparty Risk”, “—Hedging Risk” and the Statement of Additional Information.

Counterparty Risk

Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives, insured municipal securities or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have recently incurred significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships.

Hedging Risk

The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to NAM’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that NAM’s judgment in this respect will be correct. In addition, no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so.

Deflation Risk

Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an

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adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Illiquid Securities Risk

The Fund may invest in municipal securities and other instruments that, at the time of investment, are illiquid. Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the 1933 Act, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

Market Disruption Risk

Certain events have a disruptive effect on the securities markets, such as terrorist attacks (including the terrorist attacks in the U.S. on September 11, 2001), war and other geopolitical events. The Fund cannot predict the effects of similar events in the future on the U.S. economy. Below investment grade securities tend to be more volatile than higher rated securities so that these events and any actions resulting from them may have a greater impact on the prices and volatility of below investment grade securities than on higher rated securities.

Impact of Offering Methods Risk

The issuance of Common Shares through the various methods described in the Prospectus may have an adverse effect on prices in the secondary market for the Fund’s Common Shares by increasing the number of Common Shares available for sale. In addition, the Common Shares may be issued at a discount to the market price for such Common Shares, which may put downward pressure on the market price for Common Shares of the Fund.

Reliance on Investment Adviser

The Fund is dependent upon services and resources provided by its investment adviser, NAM, and therefore the investment adviser’s parent, Nuveen Investments. Nuveen Investments has a substantial amount of indebtedness. Nuveen Investments, through its own business or the financial support of its affiliates, may not be able to generate sufficient cash flow from operations or ensure that future borrowings will be available in an amount sufficient to enable it to pay its indebtedness with scheduled maturities beginning in 2013 or to fund its other liquidity needs. Nuveen Investments’ failure to satisfy the terms of its indebtedness, including covenants therein, may generally have an adverse effect on the financial condition of Nuveen Investments. For additional information on NAM and Nuveen Investments, including the financial condition of Nuveen Investments, see “Management of the Fund—Additional Information Related to the Investment Adviser and Nuveen Investments.”

Certain Affiliations

Certain broker-dealers may be considered to be affiliated persons of the Fund, NAM, Nuveen Investments and/or Nuveen. Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund’s ability to engage in securities transactions, purchase certain adjustable rate senior loans, if applicable, and take advantage of market opportunities. In addition, unless and until the underwriting syndicate is broken in connection with the initial public offering of the Common Shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate.

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Anti-Takeover Provisions

The Fund’s Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See “Certain Provisions in the Declaration of Trust.”

HOW THE FUND MANAGES RISK

Investment Limitations

The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification. These limitations are fundamental and may not be changed without the approval of the holders of a “majority of the outstanding” Common Shares and preferred shares, if issued in the future, voting together as a single class, and, if issued in the future, the approval of the holders of a “majority of the outstanding” preferred shares voting as a separate class. When used with respect to particular shares of the Fund, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

The Fund may become subject to guidelines which are more limiting than the investment limitations referred to above in order to obtain and maintain ratings from Moody’s, S&P or Fitch on preferred shares, if issued in the future, including with respect to the Fund’s hedging strategies described below. The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund’s Common Shareholders or the Fund’s ability to achieve its investment objectives. See “Investment Objectives” in the SAI for information about these guidelines and a complete list of the fundamental and non-fundamental investment policies of the Fund.

Limited Issuance of Preferred Shares

Under the 1940 Act, the Fund could issue preferred shares having a total liquidation value (original purchase price of the shares being liquidated plus any accrued and unpaid dividends) of up to one-half of the value of the asset coverage of the Fund. If the total liquidation value of the preferred shares was ever more than one-half of the value of the Fund’s asset coverage, the Fund would not be able to declare dividends on the Common Shares until the liquidation value, as a percentage of the Fund’s assets, was reduced. Currently, the Fund has not issued any preferred shares. This higher than required margin of net asset value provides a cushion against later fluctuations in the value of the Fund’s portfolio and will subject Common Shareholders to less income and net asset value volatility than if the Fund were more leveraged. The Fund would purchase or redeem preferred shares, if necessary, to keep the liquidation value of the preferred shares below one-half of the value of the Fund’s asset coverage.

Investment Portfolio and Capital Structure Strategies to Manage Leverage Risk

Common Shareholders are subject to the risks of leverage primarily in the form of additional Common Share earnings and net asset value risk, associated with the Fund’s use of financial leverage in the form of preferred shares, if issued in the future, borrowings, or tender option bonds. See “Risk Factors—Leverage Risk” and “Risk Factors—Inverse Floating Rate Securities Risk.”

In an effort to mitigate these risks, the Fund and its Adviser seek to maintain the Fund’s financial leverage within an established range, and to rebalance leverage levels if the Fund’s leverage ratio moves outside this range to a meaningful degree for a persistent period of time. The Fund may rebalance leverage levels in one or more ways, including by increasing/reducing the amount of leverage outstanding and issuing/repurchasing Common Shares. The Fund currently expects that it would increase leverage levels through the use of tender option bonds. Reducing leverage may require the Fund to raise cash through the sale of portfolio securities at times and/or at prices that

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would otherwise be unattractive for the Fund. The Fund may also seek to diversify its capital structure and the risks associated with leverage by employing multiple forms of leverage. The Fund and its Adviser will weigh the relative potential benefits and risks as well as the costs associated with a particular action, and will take such action only if it determines that on balance the likely potential long-term benefits outweigh the associated risks and costs.

Because the long-term municipal securities in which the Fund invests generally pay fixed rates of interest while the Fund’s costs of leverage generally fluctuate with short-term yields, Common Shareholders bear incremental earnings risk from leverage.

Common Shareholders also bear incremental net asset value risk from leverage because they bear the full impact of price changes in the Fund’s investment portfolio, including assets attributable to leverage. In seeking to manage the net asset value risk from leverage, the Fund may alter the composition of its investment portfolio in one or more ways, including increasing portfolio credit quality, reducing portfolio duration and increasing the level of short-term cash equivalents. Depending on subsequent market conditions, any such action may increase or reduce Common Share net earnings and/or returns compared to if the Fund had taken no action.

Hedging Strategies

The Fund may use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using credit default swaps, interest-rate swaps on taxable and tax-exempt indices, forward starting rate swaps and options on interest rate swaps, financial futures contracts, options on financial futures or options based on either an index of long-term municipal securities or on taxable debt securities whose prices, in the opinion of NAM, correlate with the prices of the Fund’s investments. These hedging strategies may generate taxable income.

MANAGEMENT OF THE FUND

Trustees and Officers

The Board of Trustees is responsible for the management of the Fund, including supervision of the duties performed by NAM. The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.

Investment Adviser

Nuveen Asset Management (“NAM”), the Fund’s investment adviser, offers advisory and investment management services to a broad range of mutual fund and closed-end fund clients. NAM is responsible for the selection and on-going monitoring of the securities in the funds’ investment portfolios, managing the funds’ business affairs and providing certain clerical, bookkeeping and other administrative services. NAM is located at 333 West Wacker Drive, Chicago, IL 60606.

NAM is a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”). Founded in 1898, Nuveen Investments and its affiliates had approximately $128 billion in assets under management as of June 30, 2009.

Nuveen Investments

The investor group led by Madison Dearborn Partners, LLC includes affiliates of Merrill Lynch & Co., Inc. (“Merrill Lynch”), which has since been acquired by Bank of America Corporation (“Bank of America”). As a result of the MDP Acquisition, Merrill Lynch currently owns a 32% non-voting equity stake in Nuveen

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Investments, owns a $30 million position in the $250 million revolving loan facility of Nuveen Investments and holds two of ten seats on the board of directors of Nuveen Investments. Because these arrangements may give rise to certain conflicts of interest involving NAM and Bank of America (including Merrill Lynch), NAM has adopted policies and procedures intended to address these potential conflicts.

Additional Information Related to the Investment Adviser and Nuveen Investments

The Fund is dependent upon services and resources provided by NAM, and therefore NAM’s parent, Nuveen Investments. Nuveen Investments significantly increased its level of debt in connection with the MDP Acquisition. As of June 30, 2009, Nuveen Investments had outstanding approximately $338.8 billion in aggregate principal amount of indebtedness, with $3.8 million of available cash on hand. Nuveen Investments believes that monies generated from operations and cash on hand will be adequate to fund debt service requirements, capital expenditures and working capital requirements for the foreseeable future. However, Nuveen Investments’ ability to continue to fund these items may be affected by general economic, financial, competitive, legislative, legal and regulatory factors and by its ability to refinance outstanding indebtedness with scheduled maturities beginning in 2013. The risks, uncertainties and other factors related to Nuveen Investments’ business, the effects of which may cause its assets under management, earnings, revenues and/or profit margins to decline, are described in its filings with the Securities and Exchange Commission, which are publicly available. Nuveen Investments believes that potential adverse changes to the overall financial position and business operations of Nuveen Investments would not adversely affect NAM’s credit research and portfolio management operations and would not otherwise adversely affect NAM’s ability to fulfill its obligations to the Fund under the Fund’s investment management agreement.

There was no change in the portfolio management of the Fund or in the Fund’s investment objective or policies as a result of these transactions.

NAM is responsible for the execution of specific investment strategies and day-to-day investment operations. NAM manages the funds using a team of analysts and portfolio managers that focuses on a specific group of funds. The day-to-day operation of the Fund and the execution of its specific investment strategies is the primary responsibility of John Wilhelm, the designated portfolio manager of the Fund.

John Wilhelm joined Nuveen Investments in 1999 and currently serves as Vice President of Nuveen Investments. He has served as co-portfolio manager of the Fund since it commenced operations in November 2007 and assumed full responsibility in March 2009. Prior to joining Nuveen Investments, Mr. Wilhelm served as a Senior Credit Analyst in the Van Kampen Senior Loan Group.

Additional information about the portfolio manager’s compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund is provided in the SAI. The SAI is available free of charge by calling (800) 257-8787.

Investment Management Agreement

Pursuant to an investment management agreement between NAM and the Fund, the Fund’s management fee is separated into two components—a complex-level component, based on the aggregate amount of all fund assets managed by NAM, and a fund-level component, based only on the amount of assets within the Fund. The pricing structure enables Fund shareholders to benefit from growth in assets within each individual fund as well as from growth of complex-wide assets managed by NAM.

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The annual fund-level fee for the Fund is based upon the average daily net assets managed by NAM (including assets attributable to the use of financial leverage) of the Fund as follows:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	0.5500%
For the next $125 million	0.5375%
For the next $250 million	0.5250%
For the next $500 million	0.5125%
For the next $1 billion	0.5000%
For net assets over $2 billion	0.4750%

The management fee compensates NAM for overall investment advisory and administrative services and general office facilities. The Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with NAM), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses associated with any borrowings, expenses of issuing any preferred shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

The Fund also pays a complex-level fee to NAM, which is payable monthly and is in addition to the fund-level fee. The complex-level fee is based on the aggregate daily amount of total managed assets for all Nuveen sponsored funds in the U.S., as stated in the table below. As of June 30, 2009, the complex-level fee rate was 0.1970%.

The complex-level fee rate is as follows:

Complex-Level Asset Breakpoint Level(1)	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate managed assets (“managed assets” is defined in each Nuveen Fund’s investment management agreement with NAM, which generally includes assets attributable to financial leverage) of Nuveen sponsored funds in the U.S. Complex managed assets were approximately $59 billion as of June 30, 2009.

A discussion regarding the basis for the Board of Trustees’ approval of the investment management agreement for the Fund is available in the Fund’s annual report to shareholders dated October 31 of each year.

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NET ASSET VALUE

The Fund’s net asset value per share is determined as of the close of regular session trading (normally 4:00 p.m. eastern time) on each day the New York Stock Exchange is open for business. Net asset value is calculated by taking the market value of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the Fund’s Board of Trustees or its delegate.

In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. The prices of municipal bonds are provided by a pricing service approved by the Fund’s Board of Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service, or, in the absence of a pricing service for a particular security, the Board of Trustees of the Funds, or its designee, may establish fair market value using a wide variety of market data including yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant by the pricing service or the Board of Trustees’ designee. Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value. See “Net Asset Value” in the SAI for more information.

DISTRIBUTIONS

The Fund pays regular monthly cash distributions to Common Shareholders at a level rate (stated in terms of a fixed cents per Common Share dividend rate) that reflects the past and projected performance of the Fund. Distributions can only be made from net investment income after paying any accrued dividends to preferred shareholders, if any, or interest and required principal payments on borrowings.

The Fund’s ability to maintain a level dividend rate will depend on a number of factors. The net income of the Fund consists of all interest income accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund are accrued each day. Over time, all the net investment income of the Fund will be distributed. At least annually, the Fund also intends to effectively distribute substantially all of its net capital gain and ordinary taxable income, if any, after paying any accrued dividends or making any liquidation payments to preferred shareholders, if any, and any interest and required principal payment on borrowings. Although it does not now intend to do so, the Board of Trustees may change the Fund’s dividend policy and the amount or timing of the distributions, based on a number of factors, including the amount of the Fund’s undistributed net investment income and historical and projected investment income and the amount of the expenses and dividend rates on outstanding preferred shares, if any, and expenses interest on borrowings.

As explained more fully below in “Tax Matters,” at least annually, the Fund may elect to retain rather than distribute all or a portion of any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) otherwise allocable to Common Shareholders and pay federal income tax on the retained gain. As provided under federal tax law, Common Shareholders of record as of the end of the Fund’s taxable year will include their attributable share of the retained net capital gain in their income for the year as a long-term capital gain (regardless of their holding period in the Common Shares), and will be entitled to an income tax credit or refund for the tax deemed paid on their behalf by the Fund.

The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its monthly distributions at any time.

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DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), you may elect to have all dividends, including any capital gain dividends, on your Common Shares automatically reinvested by the Plan Agent (defined below) in additional Common Shares under the Plan. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you or your brokerage firm by State Street Bank and Trust Company as dividend paying agent (the “Plan Agent”).

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If Common Shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then current market price;

(2) If Common Shares are trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments; or

(3) If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions and a $2.50 service fee.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

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The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing to State Street Bank and Trust Company, Attn: ComputerShare Nuveen Investments, P.O. Box 43071, Providence, Rhode Island 02940-3071 or by calling (800) 257-8787.

PLAN OF DISTRIBUTION

The Fund may sell the Common Shares offered under this Prospectus through

•	at-the-market transactions;

•	underwriting syndicates; and

•	privately negotiated transactions.

The Fund will bear the expenses of the Offering, including but not limited to, the expenses of preparation of the Prospectus and SAI for the Offering and the expense of counsel and auditors in connection with the Offering.

Distribution Through At-the-Market Transactions

The Fund has entered into a Distribution Agreement with Nuveen, and Nuveen has entered into an Equity Distribution Agreement (the “Selected Dealer Agreement”) with Stifel Nicolaus & Company, Incorporated (“Stifel Nicolaus”), pursuant to which Stifel Nicolaus will act as the exclusive sub-placement agent with respect to at-the-market offerings of the Common Shares. A form of the Selected Dealer Agreement has been filed as an exhibit to the Registration Statement of which this Prospectus forms a part. The summary of the Selected Dealer Agreement contained herein is qualified by reference to the Selected Dealer Agreement.

Common Shares will only be sold on such days as shall be agreed to by the Fund, Nuveen and Stifel Nicolaus. Common Shares will be sold at market prices, which shall be determined with reference to trades on the NYSE, subject to a minimum price to be established each day by Nuveen. The minimum price on any day will not be less than the current net asset value per Common Share plus the per share amount of the commission to be paid to Nuveen. Nuveen and Stifel Nicolaus, will suspend the sale of Common Shares if the per share price of the shares is less than the minimum price.

The Fund will compensate Nuveen with respect to sales of the Common Shares at a commission rate of up to 1% of the gross proceeds of the sale of Common Shares. Nuveen will compensate Stifel Nicolaus at a fixed rate of .8% of the gross proceeds of the sale of Common Shares sold by Stifel Nicolaus. Settlements of sales of Common Shares will occur on the third business day following the date on which any such sales are made.

In connection with the sale of the Common Shares on behalf of the Fund, Nuveen may be deemed to be an underwriter within the meaning of the 1933 Act, and the compensation of Nuveen may be deemed to be underwriting commissions or discounts. Unless otherwise indicated in a Prospectus supplement, Nuveen and Stifel Nicolaus will act on a reasonable efforts basis.

The offering of Common Shares pursuant to the Selected Dealer Agreement will terminate upon the earlier of (i) the sale of all Shares subject thereto or (ii) termination of the Selected Dealer Agreement. Each of Nuveen and Stifel Nicolaus have the right to terminate the Selected Dealer Agreement in its discretion at any time.

The Fund currently intends to distribute the shares offered pursuant to this Prospectus primarily through at-the-market transactions, although from time to time it may also distribute shares through an underwriting syndicate or a privately negotiated transaction. To the extent shares are distributed other than through at-the-market transactions, the Fund will file a supplement to this Prospectus describing such transactions.

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Distribution Through Underwriting Syndicates

The Fund from time to time may issue additional Common Shares through a syndicated secondary offering. In order to limit the impact on the market price of the Fund’s Common Shares, underwriters will market and price the offering on an expedited basis (e.g., overnight or similarly abbreviated offering period). The Fund will launch a syndicated offering on a day, and upon terms, mutually agreed upon between the Fund, Nuveen, one of the Fund’s underwriters, and the underwriting syndicate.

The Fund will offer its shares at price equal to a specified discount of up to 5% from the closing market price of the Fund’s Common Shares on the day prior to the offering date. The applicable discount will be negotiated by the Fund and Nuveen in consultation with the underwriting syndicate on a transaction-by-transaction basis. The Fund will compensate the underwriting syndicate out of the proceeds of the offering based upon a sales load of up to 4% of the gross proceeds of the sale of Common Shares. The minimum net proceeds per share to the Fund will not be less than the greater of (i) the Fund’s latest net asset value per Common Share or (ii) 91% of the closing market price of the Fund’s Common Shares on the day prior to the offering date.

Distribution Through Privately Negotiated Transactions

The Fund, through Nuveen, from time to time may sell directly to, and solicit offers from, institutional and other sophisticated investors, who may be deemed to be underwriters as defined in the 1933 Act for any resale of Common Shares.

The terms of such privately negotiated transactions will be subject to the discretion of the management of the Fund. In determining whether to sell Common Shares through a privately negotiated transaction, the Fund will consider relevant factors including, but not limited to, the attractiveness of obtaining additional funds through the sale of Common Shares, the purchase price to apply to any such sale of Common Shares and the person seeking to purchase the Common Shares.

Common Shares issued by the Fund through privately negotiated transactions will be issued at a price equal to the greater of (i) the net asset value per Common Share of the Fund’s Common Shares or (ii) at a discount ranging from 0% to 5% of the average daily closing market price of the Fund’s Common Shares at the close of business on the two business days preceding the date upon which Common Shares are sold pursuant to the privately negotiated transaction. The applicable discount will be determined by the Fund on a transaction-by-transaction basis.

DESCRIPTION OF SHARES

Common Shares

The Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $0.01 per share and, subject to the rights of holders of preferred shares, if issued, and borrowings, if incurred, have equal rights to the payment of dividends and the distribution of assets upon liquidation. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed in “Certain Provisions in the Declaration of Trust,” non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. Whenever the Fund incurs borrowings and/or preferred shares are outstanding, Common Shareholders will not be entitled to receive any cash distributions from the Fund unless all interest on such borrowings has been paid and all accrued dividends on preferred shares have been paid, unless asset coverage (as defined in the 1940 Act) with respect to any borrowings would be at least 300% after giving effect to the distributions and asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to the distributions. See “—Preferred Shares” below.

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The Common Shares have been approved for listing on the NYSE, subject to notice of issuance. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing. The Fund will not issue share certificates.

Unlike open-end funds, closed-end funds like the Fund do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell shares already held, the shareholder may conveniently do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than net asset value and have during other periods traded at prices lower than net asset value.

Because the market value of the Common Shares may be influenced by such factors as distribution levels (which are in turn affected by expenses), call protection, dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot assure you that Common Shares will trade at a price equal to or higher than net asset value in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See “Repurchase of Fund Shares; Conversion to Open-End Fund.”

Borrowings

The Declaration authorizes the Fund, without approval of the Common Shareholders, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund’s assets. The Fund currently has a $50 million revolving line of credit, of which $35 million was outstanding as of April 30, 2009. For the period from November 1, 2008 through April 30, 2009, the average daily balance outstanding on gross borrowings and weighted average interest rate was approximately $39.6 million and 1.03%, respectively. The Fund borrows money at rates generally available to institutional investors. In connection with such Borrowings, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of any such borrowings over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any such Borrowings, must have an “asset coverage” of at least 300%. With respect to any such borrowings, asset coverage means the ratio that the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowings represented by senior securities issued by the Fund. Certain types of borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio coverages or otherwise. In addition, as with the issuance of preferred shares, certain types of borrowings may result in the Fund being subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings for commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

The rights of lenders to the Fund to receive interest on and repayment of principal of any such borrowings will be senior to those of the Common Shareholders, and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances. Further, the 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund’s status as a regulated investment company under the Code, the Fund would repay the borrowings. Any borrowings will likely be ranked senior or equal to all other existing and future borrowings of the Fund. The Fund may also borrow money for repurchase of its shares or as a temporary measure for extraordinary or emergency situations. See “Investment Restrictions” in the Statement of Additional Information.

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Preferred Shares

The Declaration authorizes the issuance of an unlimited number of preferred shares in one or more classes or series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders. The Fund does not currently have any preferred shares outstanding.

Limited Issuance of Preferred Shares.    Under the 1940 Act, the Fund could issue preferred shares with an aggregate liquidation value of up to one-half of the value of the Fund’s total net assets, including any liabilities associated with borrowings, measured immediately after issuance of the preferred shares. “Liquidation value” means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the preferred shares is less than one-half of the value of the Fund’s total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution.

Distribution Preference.    If issued in the future, preferred shares would have complete priority over the Common Shares as to distribution of assets.

Liquidation Preference.    In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of preferred shares, if issued in the future, would be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to Common Shareholders.

Voting Rights.    Preferred shares are required to be voting shares and to have equal voting rights with Common Shares. Except as otherwise indicated in this Prospectus or the SAI and except as otherwise required by applicable law, preferred shares, if issued in the future, would vote together with Common Shareholders as a single class.

Holders of preferred shares, if issued in the future, voting as a separate class, would be entitled to elect two of the Fund’s trustees (following the establishment of the Fund by an initial trustee, the Declaration provides for a total of no less than two and no more than 12 trustees). The remaining trustees would be elected by Common Shareholders and holders of preferred shares, if issued in the future, voting together as a single class. In the unlikely event that two full years of accrued dividends are unpaid on the preferred shares, if issued in the future, the holders of all outstanding preferred shares, if issued in the future, voting as a separate class, would be entitled to elect a majority of the Fund’s trustees until all dividends in arrears have been paid or declared and set apart for payment. In order for the Fund to take certain actions or enter into certain transactions, a separate class vote of holders of preferred shares, if issued in the future, would be required, in addition to the single class vote of the holders of preferred shares, if issued in the future, and Common Shares. See “Certain Provisions in the Declaration of Trust” and the SAI under “Description of Shares—Preferred Shares—Voting Rights.”

Redemption, Purchase and Sale of Preferred Shares.    The terms of the preferred shares, if issued in the future, would provide that they may be redeemed by the issuer at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends. Any redemption or purchase of preferred shares, if issued in the future, by the Fund will reduce the leverage applicable to Common Shares, while any issuance of shares by the Fund would increase such leverage.

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for

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indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Declaration requires a vote by holders of at least two-thirds of the Common Shares and preferred shares, if issued in the future, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund, or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, in which case the affirmative vote of the holders of at least a majority of the Fund’s Common Shares and preferred shares, if issued in the future, outstanding at the time, voting together as a single class, is required; provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization which adversely affects the holders of preferred shares, if issued in the future, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Fund’s preferred shares, if issued in the future, outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, the affirmative vote of the holders of at least a majority of the Fund’s preferred shares, if issued in the future, outstanding at the time, voting as a separate class. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares and preferred shares, if issued in the future, voting together as a single class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of preferred shares, if issued in the future, are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration relating to such higher votes are in the best interest of the Fund and its shareholders. See the SAI under “Certain Provisions in the Declaration of Trust.”

The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objectives and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

Reference should be made to the Declaration on file with the SEC for the full text of these provisions.

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REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of closed-end investment companies may frequently trade at prices lower than net asset value, the Fund’s Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount. On July 30, 2008, the Fund’s Board of Trustees approved an open market share repurchase program under which the Fund may repurchase up to 10% of its Common Shares. To date, the Fund has not repurchased any Common Shares under the program.

If the Fund converted to an open-end investment company, it would be required to redeem all preferred shares then outstanding, if any (requiring in turn that it liquidate a portion of its investment portfolio), and the Common Shares would no longer be listed on the NYSE. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption. See the SAI under “Certain Provisions in the Declaration of Trust” for a discussion of the voting requirements applicable to the conversion of the Fund to an open-end investment company.

Before deciding whether to take any action if the Common Shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken. See the SAI under “Repurchase of Fund Shares; Conversion to Open-End Fund” for a further discussion of possible action to reduce or eliminate such discount to net asset value.

TAX MATTERS

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. Investors should rely on their own tax adviser for advice about the particular federal, state and local tax consequences to them of investing in the Fund.

The Fund intends to elect to be treated and to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Code. In order to qualify as a RIC, the Fund must satisfy certain requirements regarding the sources of its income, the diversification of its assets and the distribution of its income. As a RIC, the Fund is not expected to be subject to federal income tax. The Fund primarily invests in municipal securities issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico or Guam) or municipal securities whose income is otherwise exempt from regular federal income taxes. Thus, substantially all of the Fund’s dividends paid to you should qualify as “exempt-interest dividends.” A shareholder treats an exempt-interest dividend as interest on state and local bonds exempt from regular federal income tax. Federal income tax law imposes an alternative minimum tax with respect to corporations, individuals, trust and estates. Interest on certain municipal obligations, such as certain private activity bonds is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable

49

income. To the extent that the Fund receives income from such municipal obligations, a portion of the dividends paid by the Fund, although exempt from regular federal income tax, will be taxable to shareholders to the extent that their tax liability is determined under the federal alternative minimum tax. The Fund will annually provide a report indicating the percentage of the Fund’s income attributable to municipal obligations subject to the federal alternative minimum tax. Corporations are subject to special rules in calculating their federal alternative minimum taxable income with respect to interest from such municipal obligations.

In addition to exempt-interest dividends, the Fund may also distribute to its shareholders amounts that are treated as long-term capital gain or ordinary income (which may include short-term capital gains). These distributions may be subject to federal, state and local taxation, depending on a shareholder’s situation. If so, they are taxable whether or not such distributions are reinvested. Capital gain distributions are generally taxable at rates applicable to long-term capital gains regardless of how long a shareholder has held its shares. Long-term capital gains are currently taxable at a maximum rate of 15%. Absent further legislation, the maximum 15% rate on long-term capital gains will cease to apply to taxable years beginning after December 31, 2010. The Fund does not expect that any part of its distributions to shareholders from its investments will qualify for the dividends-received deduction available to corporate shareholders or as “qualified dividend income” available to noncorporate shareholders.

As a regulated investment company, the Fund will not be subject to federal income tax in any taxable year provided that it meets certain distribution requirements. As described in “Distributions” above, the Fund may retain for investment some (or all) of its net capital gain. If the Fund retains any net capital gain or investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any; and (iii) to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

Dividends declared by the Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

Each shareholder will receive an annual statement summarizing the shareholder’s dividend and capital gains distributions.

The redemption, sale or exchange of Common Shares normally will result in capital gain or loss to holders of Common Shares who hold their shares as capital assets. Generally a shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year even though the increase in value in such Common Shares is attributable to tax-exempt interest income. Present law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains are currently taxed at a maximum rate of 15%, while short-term capital gains and other ordinary income are currently taxes at ordinary income rates. As noted above, absent further legislation, the maximum rates applicable to long-term capital gains will cease to apply to taxable years beginning after December 31, 2010. Any loss on the sale of Common Shares that have been held for six months or less will be disallowed to the extent of any distribution of exempt-interest dividends received with respect to such Common Shares. If a shareholder sells or otherwise disposes of Common Shares before holding them for six months, any loss on the sale or disposition will be treated as a long-term capital loss to the extent of any capital gain dividends received by the common shareholder. Any loss realized on a sale or exchange of shares of the Fund will be disallowed to the extent those shares of the Fund are replaced by other substantially identical

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shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares of the Fund will be adjusted to reflect the disallowed loss.

Any interest on indebtedness incurred or continued to purchase or carry the Fund’s shares to which exempt-interest dividends are allocated is not deductible. Under certain applicable rules, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of the shares. In addition, if you receive social security or certain railroad retirement benefits, you may be subject to U.S. federal income tax on a portion of such benefits as a result of receiving investment income, including exempt-interest dividends and other distributions paid by the Fund.

As with all investment companies, the Fund may be required to withhold U.S. federal income tax at the current rate of 28% of all taxable distributions payable to a shareholder if the shareholder fails to provide the Fund with his or her correct taxpayer identification number or to make required certifications, or if the shareholder has been notified by the IRS that he or she is subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

CUSTODIAN AND TRANSFER AGENT

The custodian of the assets of the Fund is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02110. The Custodian performs custodial, fund accounting and portfolio accounting services. The Fund’s transfer, shareholder services and dividend paying agent is also State Street (“Transfer Agent”). The Transfer Agent is located at 250 Royall Street, Canton, Massachusetts 02021.

LEGAL OPINION

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Morgan, Lewis & Bockius LLP and for Stifel Nicolaus by Andrews Kurth LLP.

AVAILABLE INFORMATION

The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the 1940 Act and is required to file reports, proxy statements and other information with the SEC. These documents can be inspected and copied for a fee at the SEC’s public reference room, 100 F Street, NE, Washington, D.C. 20549, and Northeast Regional Office, Woolworth Building, 233 Broadway, New York, NY 10013-2409. Reports, proxy statements, and other information about the Fund can be inspected at the offices of the NYSE.

This Prospectus does not contain all of the information in the Fund’s Registration Statement, including amendments, exhibits, and schedules. Statements in this Prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by this reference.

Additional information about the Fund and Common Shares can be found in the Fund’s Registration Statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains the Fund’s Registration Statement, other documents incorporated by reference, and other information the Fund has filed electronically with the SEC, including proxy statements and reports file under the Exchange Act.

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STATEMENT OF ADDITIONAL INFORMATION

1.6 Million Common Shares

Nuveen Municipal High Income Opportunity Fund 2

PROSPECTUS

October 30, 2009

EPR-NMD-1009D

NUVEEN MUNICIPAL HIGH INCOME OPPORTUNITY FUND 2

333 West Wacker Drive

Chicago, Illinois 60606

STATEMENT OF ADDITIONAL INFORMATION

DATED October 30, 2009

Nuveen Municipal High Income Opportunity Fund 2 (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund was organized on September 13, 2007. Prior to October 4, 2007, the Fund was named “Nuveen Municipal High Income Strategy Fund.”

This Statement of Additional Information relating to common shares of the Fund (“Common Shares”) does not constitute a Prospectus, but should be read in conjunction with the Fund’s Prospectus relating thereto dated October 30, 2009 (the “Prospectus”). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares. Investors should obtain and read the Fund’s Prospectus prior to purchasing such shares. In addition, the Fund’s financial statements and the independent registered public accounting firm’s report therein included in the Fund’s annual report dated October 31, 2008, are incorporated herein by reference. A copy of the Fund’s Prospectus may be obtained without charge by calling (800) 257-8787. You may also obtain a copy of the Fund’s Prospectus on the U.S. Securities and Exchange Commission’s “SEC” web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

-i-

USE OF PROCEEDS

The net proceeds from the issuance of Common Shares hereunder will be used by the Fund to (i) invest in municipal securities in accordance with the Fund’s investment objectives and policies as stated below and/or (ii) to reduce the Fund’s financial leverage outstanding. To the extent the Fund uses the net proceeds of any offering to invest in municipal securities, it is presently anticipated that the Fund will be able to invest substantially all of such proceeds in securities that meet the Fund’s investment objective and policies within one month from the date on which the proceeds from an offering are received by the Fund. Pending such investment, it is anticipated that the proceeds will be invested in short-term or long-term securities issued by the U.S. Government and its agencies or instrumentalities or in high quality, short-term money market instruments. See “Risk Factors—Leverage Risk” and “Use of Leverage” in the Prospectus.

INVESTMENT OBJECTIVES

The Fund’s primary investment objective is to provide attractive income exempt from regular federal income tax. The Fund’s secondary investment objective is to seek additional total return. Any capital appreciation realized by the Fund will generally result in the distribution of taxable capital gains to shareholders. The Fund seeks to achieve its investment objectives by investing in municipal securities that NAM believes are underrated and undervalued. The Fund cannot assure you that it will achieve its investment objectives. The Fund’s investment objectives are fundamental policies of the Fund.

INVESTMENT RESTRICTIONS

Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding common shares and, if issued in the future, preferred shares voting together as a single class, and, if issued in the future, of the holders of a majority of the outstanding preferred shares voting as a separate class:

(1) Issue senior securities, as defined in the 1940 Act, other than preferred shares, except to the extent permitted under the 1940 Act and except as otherwise described in the Prospectus;

(2) Borrow money, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act;

(3) Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”) in connection with the purchase and sale of portfolio securities;

(4) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not apply to municipal securities other than those municipal securities backed only by the assets and revenues of non-governmental users;

(5) Purchase or sell real estate, but this shall not prevent the Fund from investing in municipal securities secured by real estate or interests therein or foreclosing upon and selling such real estate;

(6) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or derivative instruments or from investing in securities or other instruments backed by physical commodities);

(7) Make loans, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act; and

(8) With respect to 75% of the value of the Fund’s total assets, purchase any securities (other than obligations issued or guaranteed by the United States government or by its agencies or instrumentalities), if as a result more than 5% of the Fund’s total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer.

For the purpose of applying the limitation set forth in subparagraph (8) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal security is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund’s assets that may be invested in municipal securities insured by any given insurer.

Under the 1940 Act, the Fund may invest only up to 10% of its Managed Assets in the aggregate in shares of other investment companies and only up to 5% of its Managed Assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a stockholder in any investment company, the Fund will bear its ratable share of that investment company’s expenses, and will remain subject to payment of the Fund’s management, advisory and administrative fees with respect to assets so invested. Holders of common shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the Prospectus in the section entitled “Risk Factors”, the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Fund may not:

(1) Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(2) Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or any exemptive relief obtained thereunder.

(3) Enter into futures contracts or related options or forward contracts, if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

(4) Purchase securities when borrowings exceed 5% of its total assets if and so long as preferred shares are outstanding.

(5) Purchase securities of companies for the purpose of exercising control, except as otherwise permitted in the Fund’s Prospectus and statement of additional information.

The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities. In addition, the Fund’s policy, as noted in the Prospectus, that it will invest at least

80% of its Managed Assets in investments, the income from which is exempt from regular federal income tax may only be changed by the Fund’s Board of Trustees following the provision of 60 days’ prior written notice to Common Shareholders.

The Fund may be subject to certain restrictions imposed by either guidelines of one or more NRSROs that may issue ratings for preferred Shares, if any, commercial paper or notes, or, if the Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. If these restrictions were to apply, it is not anticipated that these covenants or guidelines would impede NAM from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Fund’s investment objectives, policies, and techniques that are described in the Fund’s Prospectus.

INVESTMENT PHILOSOPHY AND PROCESS

INVESTMENT PHILOSOPHY. NAM believes that the unique tax treatment of municipal securities and the structural characteristics in the municipal securities market create attractive opportunities to enhance the after-tax total return and diversification of the investment portfolios of taxable investors. NAM believes that these unique characteristics also present unique risks that may be managed to realize the benefits of the asset class.

After-Tax Income Potential: The primary source of total return from municipal securities comes from the tax-exempt income derived therefrom. NAM believes that, at acceptable levels of credit risk and maturity principal risk, the municipal securities market offers the potential for higher after-tax income when compared with other fixed income markets.

Managing Multi-Faceted Risks: Risk in the municipal securities market is derived from multiple sources, including credit risk at the issuer and sector levels, structural risks such as call risk, yield curve risk, and legislative and tax-related risks. NAM believes that managing these risks at both the individual security and Fund portfolio levels is an important element of realizing the after-tax income and total return potential of the asset class.

Opportunities for Diversification: As of March 31, 2009, the municipal securities market aggregated approximately $2.2 trillion, and approximately 50,000 issuers, collectively, with a wide array of financing purposes, security terms, offering structures, and credit quality. NAM believes that the size and depth of the municipal securities market may facilitate the creation of a diversified portfolio that reduces exposure to the risks of individual issuers and may lower correlations to other credit and market risks within an investor’s overall portfolio.

Market Inefficiencies: NAM believes that the scale and intricacy of the municipal securities market often results in pricing anomalies and other inefficiencies that can be identified and capitalized on through trading strategies.

INVESTMENT PROCESS. NAM believes that a bottom-up, value-oriented investment strategy that seeks to identify underrated and undervalued securities and sectors is positioned to capture the opportunities inherent in the municipal securities market and potentially outperform the general municipal securities market over time. The primary elements of NAM’s investment process are:

Credit Analysis and Surveillance: NAM focuses on bottom-up, fundamental analysis of municipal securities issuers. Analysts screen each sector for issuers that meet the fundamental tests of creditworthiness and favor those securities with demonstrable growth potential, solid coverage of debt service and a priority lien on hard assets, dedicated revenue streams or tax resources. As part of NAM’s overall risk management process, analysts actively monitor the credit quality of portfolio holdings.

Sector Analysis: Organized by sector, analysts continually assess the key issues and trends affecting each sector in order to maintain a sector outlook. Evaluating such factors as historical default rates and average credit spreads within each sector, analysts provide top-down analysis that supports decisions to overweight or underweight a given sector in a portfolio.

Diversification: NAM seeks to invest in a large number of sectors, states and specific issuers in order to help insulate a portfolio from events that affect any individual industry, geographic location or credit. Portfolio managers normally seek to limit exposure to individual credits over the long-term. Portfolio managers also seek to diversify other portfolio level risks, including exposure to calls, and to manage a portfolio’s interest rate sensitivity within tolerance bands relative to the relevant benchmark.

Trading Strategies: Through its trading strategies, NAM seeks to enhance portfolio value by trading to take advantage of inefficiencies found in the municipal market. This may entail selling issues NAM deems to be overvalued and purchasing issues NAM considers to be undervalued.

Sell Discipline: NAM generally sells securities when it (i) determines a security has become overvalued or over-rated, (ii) identifies credit deterioration, or (iii) modifies a portfolio strategy, such as sector allocation. NAM may also sell securities when such securities exceed the portfolio’s diversification targets.

INVESTMENT POLICIES

Under normal circumstances, the Fund will invest its Managed Assets in a portfolio of municipal securities that pay interest that is exempt from regular federal income tax. It is a fundamental policy of the Fund that its investment in municipal securities paying interest that is exempt from regular federal income tax will, under normal circumstances, comprise at least 80% of the Fund’s Managed Assets.

Under normal circumstances, and except for the temporary investments described below, the Fund expects to be fully invested (at least 95% of its Managed Assets) in such tax-exempt municipal securities described above. Up to 30% of the Fund’s Managed Assets may be invested in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals. For a discussion of how the federal alternative minimum tax may affect shareholders, see “Tax Matters.”

The Fund will invest at least 50% of its Managed Assets in investment grade quality municipal securities. A security is considered investment grade quality if it is rated within the four highest grades (Baa or BBB or better by Moody’s, S&P or Fitch) by all NRSROs that rate such security, or if it is unrated but judged to be of comparable quality by NAM.

The Fund may invest up to 50% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade. Below investment grade quality municipal securities include those municipal securities that are rated investment grade by one or more NRSROs but rated below investment grade by at least one NRSRO. No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by NAM. This means that the Fund may invest in municipal securities that are involved in bankruptcy or insolvency proceedings or are experiencing other financial difficulties at the time of acquisition (such securities are commonly referred to as distressed securities). The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.

As of April 30, 2009, the Fund invested approximately 54% of its total investments in municipal securities rated investment grade or unrated but judged to be of comparable quality by NAM and approximately 46% of its total investments in municipal securities rated below investment grade or unrated but judged to be of comparable quality by NAM. The relative percentages of the value of the investments attributable to investment grade municipal securities and to below investment grade municipal securities could change over time as a result of rebalancing the Fund’s assets by NAM, market value fluctuations, issuance of additional shares and other events.

Municipal securities are either general obligation or revenue bonds and typically are issued to finance public projects (such as roads or public buildings), to pay general operating expenses, or to refinance outstanding debt.

Municipal securities may also be issued on behalf of or for private activities, such as housing, medical and educational facility construction, or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source; revenue bonds may be repaid only from the revenues of a specific facility or source. The Fund may also purchase municipal securities that represent lease obligations, municipal notes, pre-refunded municipal securities, private activity bonds, tender option bonds and other related securities and derivative instruments that create exposure to municipal bonds, notes and securities and that provide for the payment of interest income that is exempt from regular federal income tax.

Municipal securities of below investment grade quality (Ba/BB or below) are commonly referred to as junk bonds. Issuers of securities rated Ba/BB or B are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Municipal securities rated Baa or BBB are considered “investment grade” securities; municipal securities rated Baa are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics, while municipal securities rated BBB are regarded as having adequate capacity to pay principal and interest. Municipal securities rated Aaa or AAA in which the Fund may invest may have been so rated on the basis of the existence of insurance guaranteeing the timely payment, when due, of all principal and interest. Municipal securities rated below investment grade quality are obligations of issuers that are considered predominately speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Municipal securities rated below investment grade tend to be less marketable than higher-quality securities because the market for them is less broad. The market for unrated municipal securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on NAM’s research and analysis when investing in these securities.

The Fund may invest in distressed securities, which are securities issued by companies that are involved in bankruptcy or insolvency proceedings or are experiencing other financial difficulties at the time of acquisition by the Fund. The issuers of such securities may be in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. These characteristics of these companies can cause their securities to be particularly risky, although they also may offer the potential for high returns. These companies’ securities may be considered speculative, and the ability of the companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within the companies. Distressed securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment.

Investments in lower rated or unrated securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto, and the federal income tax consequences to the Fund as a holder of such distressed securities may not be clear.

A general description of Moody’s, S&P’s and Fitch’s ratings of municipal securities is set forth in Appendix B hereto. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the municipal securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield.

A municipal security’s market value generally will depend upon its form, maturity, call features, and interest rate, as well as the credit quality of the issuer, all such factors examined in the context of the municipal securities market and interest rate levels and trends.

The Fund will primarily invest in municipal securities with long-term maturities in order to maintain a weighted average maturity of 15 to 30 years, but the weighted average maturity of obligations held by the Fund may be shorter, depending on market conditions. As a result, the Fund’s portfolio at any given time may include both long-term and intermediate-term municipal securities. Moreover, during temporary defensive periods (e.g., times when, in NAM’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt securities market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep the Fund’s cash fully invested, including the period during which the net proceeds of an offering are being invested, the Fund may invest any percentage of its net assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable and up to 10% of its Managed Assets in securities of other open or closed-end investment companies that invest primarily in municipal securities of the type in which the Fund may invest directly. The Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Tax-exempt short-term investments include various obligations issued by state and local governmental issuers, such as tax-exempt notes (bond anticipation notes, tax anticipation notes and revenue anticipation notes or other such municipal bonds maturing in three years or less from the date of issuance) and municipal commercial paper. The Fund will invest only in taxable short-term investments which are U.S. government securities or securities rated within the highest grade by Moody’s, S&P or Fitch, and which mature within one year from the date of purchase or carry a variable or floating rate of interest. See Appendix A for a general description of Moody’s, S&P’s and Fitch’s ratings of securities in such categories. Taxable short-term investments of the Fund may include certificates of deposit issued by U.S. banks with assets of at least $1 billion, or commercial paper or corporate notes, bonds or debentures with a remaining maturity of one year or less, or repurchase agreements. See “Investment Policies and Techniques.” To the extent the Fund invests in taxable investments, the Fund will not at such times be in a position to achieve its investment objective of tax-exempt income.

The foregoing policies as to ratings of portfolio investments will apply only at the time of the purchase of a security, and the Fund will not be required to dispose of securities in the event Moody’s, S&P or Fitch downgrades its assessment of the credit characteristics of a particular issuer.

Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected.

The Fund presently intends to limit its investment in tobacco settlement bonds to no more than 10% of its Managed Assets.

Subject to rating agency guidelines, the Fund may invest a significant portion of its Managed Assets in broad segments of the municipal securities market, such as revenue obligations of hospitals and other health care facilities, special taxing districts, securities issued to finance charter schools and other private educational facilities, municipal utility securities, industrial development bonds and other private activity bonds. Subject to the availability of suitable investment opportunities, NAM will attempt to minimize the sensitivity of the Fund’s portfolio to credit and other risks associated with a particular sector or industry. However, if the Fund invests a significant portion of its Managed Assets in the segments noted above, the Fund will be more susceptible to economic, business, political, regulatory and other developments generally affecting issuers in such segments of the municipal securities market. To the extent that the Fund focuses its Managed Assets in the hospital and healthcare facilities sector, the Fund will be subject to risks associated with such sector, including adverse government regulation and reduction in reimbursement rates, as well as government approval of products and services and intense competition. Securities issued to finance charter schools and other private educational facilities will be subject to various risks, including the reversal of legislation authorizing or funding charter schools, the failure to renew or secure a charter, the failure of a funding entity to appropriate necessary funds and competition from alternatives such as voucher programs. Issuers of municipal utility securities can be significantly affected by government regulation, financing difficulties, supply and demand of services or fuel and natural resource conservation.

Up to 30% of the Fund’s Managed Assets may be invested in municipal securities subject to the federal alternative minimum tax applicable to individuals. Special federal alternative minimum tax rules apply to corporate investors. For a discussion of how the federal alternative minimum tax may affect shareholders, see “Tax Matters.”

Upon NAM’s recommendation, during temporary defensive periods and in order to keep the Fund’s cash fully invested, including the period during which the net proceeds of an offering of common shares or preferred shares are being invested, the Fund may deviate from its investment objectives and invest up to 100% of its Managed Assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable. To the extent the Fund invests in taxable short-term investments, the Fund will not at such times be in a position to achieve that portion of its investment objective of seeking current income exempt from regular federal income tax. For further information, see “Short-Term Investments” below.

General.    The Fund may invest in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular federal income tax (as previously defined, “municipal securities”). Municipal securities are often issued by state and local governmental entities to finance or refinance public projects such as roads, schools, and water supply systems. Municipal securities may also be issued on behalf of private entities or for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility and pollution control projects. Municipal securities may be issued on a long-term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source, including project revenues, which may include tolls, fees and other user charges, lease payments and mortgage payments. Municipal securities may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt. The Fund may purchase municipal securities in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms including fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender option bonds, and residual interest bonds or inverse floating rate securities; or acquired through investments in pooled vehicles, partnerships or other investment companies. Inverse floating rate securities are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and represent a leveraged investment in an underlying municipal security, which could have the economic effect of financial leverage.

Municipal Leases and Certificates of Participation.    Also included within the general category of municipal securities described in the Fund’s Prospectus are municipal leases, certificates of participation in such lease obligations or installment purchase contract obligations (hereinafter collectively called “Municipal Lease Obligations”) of municipal authorities or entities. Although a Municipal Lease Obligation does not constitute a general obligation of the municipality for which the municipality’s taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the Municipal Lease

Obligation. However, certain Municipal Lease Obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a “non-appropriation” lease, the Fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition or releasing of the property might prove difficult. In order to reduce this risk, the Fund will only purchase Municipal Lease Obligations where NAM believes the issuer has a strong incentive to continue making appropriations until maturity.

Pre-Refunded Municipal Securities.    The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Private Activity Bonds.    Private activity bonds, formerly referred to as industrial development bonds, are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The Fund’s distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax.

Tender Option Bonds.    A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The Fund intends to invest in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by NAM, be exempt from regular federal income tax. However, because there can be no assurance that the IRS will agree with such counsel’s opinion in any particular case, there is a risk that the Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees in relation to various regulated investment company tax provisions, is unclear. The Fund intends to manage its portfolio in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

Special Taxing Districts.    Special taxing districts are organized to plan and finance infrastructure development to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

HEDGING STRATEGIES AND OTHER USES OF DERIVATIVES

The Fund may periodically engage in hedging transactions, and otherwise use various types of derivative instruments, described below, to reduce risk, to effectively gain particular market exposures, to seek to enhance returns, and to reduce transaction costs, among other reasons.

“Hedging” is a term used for various methods of seeking to preserve portfolio capital value by offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction.

A “derivative” is a financial contract whose value is based on (or “derived” from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the Lehman Municipal Bond Index). Some forms of derivatives may trade on exchanges, while non-standardized derivatives, which tend to be more specialized and complex, trade in “over-the-counter” or a one-on-one basis. It may be desirable and possible in various market environments to partially hedge the portfolio against fluctuations in market value due to market interest rate or credit quality fluctuations, or instead to gain a desired investment exposure, by entering into various types of derivative transactions, including financial futures and index futures as well as related put and call options on such instruments, structured notes, or interest rate swaps on taxable or tax-exempt securities or indexes (which may be “forward-starting”), credit default swaps, and options on interest rate swaps, among others.

These transactions present certain risks. In particular, the imperfect correlation between price movements in the futures contract and price movements in the securities being hedged creates the possibility that losses on the hedge by a Fund may be greater than gains in the value of the securities in the Fund’s portfolio. In addition, futures and options markets may not be liquid in all circumstances. As a result, in volatile markets, the Fund may not be able to close out the transaction without incurring losses substantially greater than the initial deposit. Finally, the potential deposit requirements in futures contracts create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce yield. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable distributions to shareholders. The Fund will not make any investment (whether an initial premium or deposit or a subsequent deposit) other than as necessary to close a prior investment if, immediately after such investment, the sum of the amount of its premiums and deposits would exceed 5% of the Fund’s net assets. The Fund will invest in these instruments only in markets believed by NAM to be active and sufficiently liquid. Successful implementation of most hedging strategies would generate taxable income.

Both parties entering into an index or financial futures contract are required to post an initial deposit, typically equal to 1% to 5% of the total contract price. Typically, option holders enter into offsetting closing transactions to enable settlement in cash rather than take delivery of the position in the future of the underlying security. Interest rate swap and credit default swap transactions are typically entered on a net basis, meaning that the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund will only sell covered futures contracts, which means that the Fund segregates assets equal to the amount of the obligations.

The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

The Fund may also use credit default swaps and interest rate swaps. Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. If the Fund is a seller of a contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap. If the Fund is a buyer of a contract, the Fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund. Interest rate swaps involve the exchange by the Fund with a counterparty of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The Fund will usually enter into interest rate swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

NAM may use derivative instruments to seek to enhance return, to hedge some of the risk of the Fund’s investments in municipal securities or as a substitute for a position in the underlying asset. These types of strategies may generate taxable income.

There is no assurance that these derivative strategies will be available at any time or that NAM will determine to use them for the Fund or, if used, that the strategies will be successful.

For further information regarding these investment strategies and risks presented thereby, see Appendix B to this Statement of Additional Information.

ILLIQUID SECURITIES

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act that are deemed to be illiquid, and certain repurchase agreements.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the

Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. To the extent that the Board of Trustees or its delegatee determines that the price of any illiquid security provided by the pricing service is inappropriate, such security will be priced at a fair value as determined in good faith by the Board of Trustees or its delegatee.

INVERSE FLOATING RATE SECURITIES

Inverse Floating Rate Securities.    The Fund may invest in inverse floating rate securities. Inverse floating rate securities (sometimes referred to as “inverse floaters” or residual interests of a tender option bond) are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust formed by a third party sponsor for the purpose of holding municipal bonds. The special purpose trust typically sells two classes of beneficial interests or securities: short-term floating rate municipal securities (sometimes referred to as short-term floaters or tender option bonds), which are sold to third party investors, and inverse floating rate municipal securities, which the Fund would purchase. The short-term floating rate securities have first priority on the cash flow from the municipal bonds held by the special purpose trust. Typically, a third party, such as a bank, broker-dealer or other financial institution, grants the floating rate security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees. The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, an institution will not be obligated to accept tendered short-term floaters in the event of certain defaults or a significant downgrade in the credit rating assigned to the bond issuer. For its inverse floating rate investment, the Fund receives the residual cash flow from the special purpose trust. Because the holder of the short-term floater is generally assured liquidity at the face value of the security, the Fund as the holder of the inverse floater assumes the interest rate cash flow risk and the market value risk associated with the municipal security deposited into the special purpose trust. The volatility of the interest cash flow and the residual market value will vary with the degree to which the trust is leveraged. This is expressed in the ratio of the face value of the short-term floaters in relation to the residual inverse floaters that are issued by the special purpose trust. The Fund expects to make limited investments in inverse floaters, with leverage ratios that may vary between one and three times. In addition, all voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the special purpose trust are passed through to the Fund, as the holder of the residual inverse floating rate securities.

Because increases in either the interest rate on the securities or the value of indexes (with which inverse floaters maintain their inverse relationship) reduce the residual interest paid on inverse floaters, an inverse floater’s value is generally more volatile than that of fixed rate bonds. Inverse floaters have varying degrees of liquidity based upon the liquidity of the underlying securities deposited in a tender option bond trust. The market price of inverse floating rate securities is more volatile than the underlying securities due to leverage. These securities generally will underperform the market of fixed rate bonds in a rising interest rate environment, but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity.

NOTE: In 2006, NAM received new accounting guidance on how certain inverse floater investments should be accounted for in a Fund’s financial statements. Inverse floaters representing leveraged interests in underlying bonds that had been deposited into a special purpose trust by the Fund (as opposed to bonds deposited by a third party) should be accounted for under generally accepted accounting principles (GAAP) as a secured borrowing rather than as a sale as had been the Fund’s practice. The Fund reflects this accounting treatment in its financial statements.

OTHER INVESTMENT COMPANIES

The Fund may invest up to 10% of its Managed Assets in securities of other open or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly. The Fund generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of an offering of its Common Shares, or borrowing or during periods when there is a shortage of attractive, high-yielding municipal securities available in the market. The Fund may invest in investment companies that are advised by the NAM or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the Securities and Exchange Commission. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management, advisory and administrative fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies.

NAM will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal security investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the Fund’s Prospectus, the net asset value and market value of leveraged shares will be more volatile and the yield to Common Shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

PORTFOLIO TRADING AND TURNOVER RATE

The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund’s investment objectives. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is generally not expected to exceed 25% under normal circumstances. However, there are no limits on the Fund’s rate of portfolio turnover, and investments may be sold without regard to length of time held when, in NAM’s opinion, investment considerations warrant such action. A higher portfolio turnover rate would result in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. Although these commissions and expenses are not reflected in the Fund’s “Annual Expenses” on page 13 of the Prospectus, they will be reflected in the Fund’s total return. In addition, high portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. See “Tax Matters.”

REPURCHASE AGREEMENTS

As temporary investments, the Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. government securities or municipal securities) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. See “Tax Matters” for information relating to the allocation of taxable income between common shares and preferred shares, if any. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of NAM, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. NAM will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, NAM will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

SHORT-TERM INVESTMENTS

Short-Term Taxable Fixed Income Securities

For temporary defensive purposes or to keep cash on hand fully invested, the Fund may invest up to 100% of its net assets in cash equivalents and short-term taxable fixed-income securities, although the Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Short-term taxable fixed income investments are defined to include, without limitation, the following:

(1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks*, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association*, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2) Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

(3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the seller defaults under a repurchase agreement when

*	These securities are not backed by the full faith and credit of the United States Government.

the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. NAM monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. NAM does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. NAM will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Short-Term Tax-Exempt Municipal Securities

Short-term tax-exempt municipal securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt municipal income securities are defined to include, without limitation, the following:

Bond Anticipation Notes (“BANs”) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer’s access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

Tax Anticipation Notes (“TANs”) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.

Revenue Anticipation Notes (“RANs”) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

Bank Notes are notes issued by local government bodies and agencies, such as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

Tax-Exempt Commercial Paper (“Municipal Paper”) represents very short-term unsecured, negotiable promissory notes issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of Municipal Paper.

Certain municipal securities may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

While the various types of notes described above as a group represent the major portion of the short-term tax-exempt note market, other types of notes are available in the marketplace and the Fund may invest in such other types of notes to the extent permitted under its investment objectives, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may buy and sell municipal securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15-45 days of the trade date. On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date the Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under rules of the Commission to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value, at all times, of at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for federal income tax purposes is includable in the taxable income of the Fund. The Fund may enter into contracts to purchase municipal securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within sixty days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and at the time of delivery the market value may be less than cost.

ZERO COUPON BONDS

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that does not pay interest for its entire life. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. The market prices of zero coupon bonds are affected to a greater extent by changes in prevailing levels of interest rates and thereby tend to be more volatile in price than securities that pay interest periodically and may be more speculative than such securities. In addition, because the Fund accrues income with respect to these securities prior to the receipt of such interest, it may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain cash needed to pay income dividends in amounts necessary to avoid unfavorable tax consequences.

MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

The management of the Fund, including general supervision of the duties performed for the Fund under the Investment Management Agreement (as defined herein), is the responsibility of the Board of Trustees of the Fund. The number of trustees of the Fund is currently set at nine, one of whom is an “interested” person (as that term is defined in the 1940 Act) and eight of whom are not “interested” persons (referred to herein as “independent trustees”). None of the trustees who are not “interested” persons of the Fund has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The trustees are classified as Class I, Class II and Class III trustees. Trustees are elected for a three-year term, the Class II trustees serving until the 2011 annual meeting, the Class III trustees serving until the 2012 annual meeting and the Class I trustees serving until the 2010 annual meeting, in each case until their respective successors are elected and qualified.

Currently, Board Members Hunter, Stockdale and Stone are slated in Class I, Board Members Amboian, Kundert and Toth are slated in Class II and Board Members Bremner, Evans and Schneider are slated in Class III. The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Business Address and Birthdate	Position(s) Held with Fund	Year First Elected or Appointed(1)	Principal Occupation(s) During Past Five Years	Number Of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES:

Robert P. Bremner 8/22/40 333 West Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	Length of service— Since 1997	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington D.C.	197	N/A

Name, Business Address and Birthdate	Position(s) Held with Fund	Year First Elected or Appointed(1)	Principal Occupation(s) During Past Five Years	Number Of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee
Jack B. Evans 10/22/48 333 West Wacker Drive Chicago, IL 60606	Trustee	Length of service— Since 1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazettte Companies; Life Trustee of Coe College and Iowa College Foundation; Member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of Iowa; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	197	See Principal Occupation description

Name, Business Address and Birthdate	Position(s) Held with Fund	Year First Elected or Appointed(1)	Principal Occupation(s) During Past Five Years	Number Of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee
William C. Hunter 3/6/48 333 West Wacker Drive Chicago, IL 60606	Trustee	Length of service— Since 2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; formerly, Director, SS&C Technologies, Inc. (May 2005-October 2005); formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	197	See Principal Occupation description

Name, Business Address and Birthdate	Position(s) Held with Fund	Year First Elected or Appointed(1)	Principal Occupation(s) During Past Five Years	Number Of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee
David J. Kundert 10/28/42 333 West Wacker Drive Chicago, IL 60606	Trustee	Length of service— Since 2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Member of the Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; Member of Investment Committee, Greater Milwaukee Foundation.	197	See Principal Occupation description

Name, Business Address and Birthdate	Position(s) Held with Fund	Year First Elected or Appointed(1)	Principal Occupation(s) During Past Five Years	Number Of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee
William J. Schneider 9/24/44 333 West Wacker Drive Chicago, IL 60606	Trustee	Length of service— Since 1997	Chairman, of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; Member, University of Dayton Business School Advisory Council; Member, Dayton Philharmonic Orchestra Association; formerly, Director, Dayton Development Coalition; formerly, Member, Business Advisory Council, Cleveland Federal Reserve Bank.	197	See Principal Occupation description

Judith M. Stockdale 12/29/47 333 West Wacker Drive Chicago, IL 60606	Trustee	Length of service— Since 1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	197	N/A

Carole E. Stone 6/28/47 333 West Wacker Drive Chicago, IL 60606	Trustee	Length of service— Since 2007	Director, C2 Options Exchange, Incorporated (since 2009); Director, Chicago Board Options Exchange (since 2006); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	197	See Principal Occupation description

Name, Business Address and Birthdate	Position(s) Held with Fund	Year First Elected or Appointed(1)	Principal Occupation(s) During Past Five Years	Number Of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee
Terence J. Toth 9/29/59 333 West Wacker Drive Chicago, IL 60606	Trustee	Length of service— Since 2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Musso Capital Management (since 2008); formerly, CEO and President, Northern Trust Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly Member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	197	N/A

Name, Business Address and Birthdate	Position(s) Held with Fund	Year First Elected or Appointed(1)	Principal Occupation(s) During Past Five Years	Number Of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEE:

John P. Amboian(2) 6/14/61 333 West Wacker Drive Chicago, IL 60606	Trustee	Length of service— Since 2008	Chief Executive Officer (since July 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Nuveen Investments Advisors, Inc.; formerly, President (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(3)	197	See Principal Occupation description

OFFICERS OF THE FUND

Name, Birthdate and Business Address	Positions and Offices with the Fund and Year First Elected or Appointed(1)	Principal Occupations Including Other Directorships During Past Five Years	Number Of Portfolios in Fund Complex Overseen By Trustee/Officer
Gifford R. Zimmerman 9/9/56 333 West Wacker Drive Chicago, IL 60606	Chief Administrative Officer (since 1988)	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director (since 2002) and Assistant Secretary and Associate General Counsel of Nuveen Asset Management; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002); Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of Tradewinds Global Investors, LLC and Santa Barbara Asset Management, LLC (since 2006), and Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); formerly, Managing Director (2002-2004), General Counsel (1998-2004) and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(3); Chartered Financial Analyst.	197

Williams Adams IV 6/9/55 333 West Wacker Drive Chicago, IL 60606	Vice President (since 2007)	Executive Vice President, U.S. Structured Products of Nuveen Investments, LLC, (since 1999), prior thereto, Managing Director of Structured Investments.	122

Name, Birthdate and Business Address	Positions and Offices with the Fund and Year First Elected or Appointed(1)	Principal Occupations Including Other Directorships During Past Five Years	Number Of Portfolios in Fund Complex Overseen By Trustee/Officer
Mark J.P. Anson 6/10/59 333 West Wacker Drive Chicago, IL 60606	Vice President (since 2009)	President and Executive Director of Nuveen Investments, Inc. (since 2007); President of Nuveen Investments Institutional Services Group LLC (since 2007); previously, Chief Executive Officer of British Telecom Pension Scheme (2006-2007); Chief Investment Officer of Calpers (1999-2006); PhD, Chartered Financial Analyst, Chartered Alternative Investment Analyst, Certified Public Accountant, Certified Management Accountant and Certified Internal Auditor.	197

Cedric H. Antosiewicz 1/11/62 333 West Wacker Drive Chicago, IL 60606	Vice President (since 2007)	Managing Director, (since 2004) of Nuveen Investments, LLC.	122

Nizida Arriaga 6/1/68 333 West Wacker Drive Chicago, IL 60606	Vice President (since 2009)	Vice President of Nuveen Investments, LLC (since 2007); previously, Portfolio Manager, Allstate Investments, LLC (1996-2006); Chartered Financial Analyst.	197

Michael T. Atkinson 2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President (since 2000)	Vice President of Nuveen Investments, LLC (since 2002) and Nuveen Asset Management (since 2005).	197

Margo L. Cook 4/11/64 333 West Wacker Drive Chicago, IL 60606	Vice President (since 2009)	Executive Vice President (since Oct 2008) of Nuveen Investments, Inc.; previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	197

Name, Birthdate and Business Address	Positions and Offices with the Fund and Year First Elected or Appointed(1)	Principal Occupations Including Other Directorships During Past Five Years	Number Of Portfolios in Fund Complex Overseen By Trustee/Officer

Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President (since 1998)	Managing Director (since 2004) of Nuveen Investments, LLC; Managing Director (since 2005) of Nuveen Asset Management (formerly, Managing Director (2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(3).	197

Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller (since 1998)	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management; Certified Public Accountant.	197

William T. Huffman 5/7/69 333 West Wacker Drive Chicago, IL 60606	Vice President (since 2009)	Chief Operating Officer, Municipal Fixed Income (since 2008) of Nuveen Asset Management; previously, Chairman, President and Chief Executive Officer (2002-2007) of Northern Trust Global Advisors, Inc. and Chief Executive Officer (2007) of Northern Trust Global Investments Limited; CPA.	133

Walter M. Kelly 2/24/70 333 West Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President (since 2003)	Senior Vice President (since 2008), formerly, Vice President, formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Senior Vice President (since 2008) and Assistant Secretary (since 2003), formerly, Vice President (2006-2008) of Nuveen Asset Management; previously, Assistant Vice President and Assistant Secretary of the Nuveen Funds (2003-2006).	197

David J. Lamb 3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President (since 2000)	Senior Vice President (since 2009), formerly, Vice President (2000-2009) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005); Certified Public Accountant.	197

Name, Birthdate and Business Address	Positions and Offices with the Fund and Year First Elected or Appointed(1)	Principal Occupations Including Other Directorships During Past Five Years	Number Of Portfolios in Fund Complex Overseen By Trustee/Officer
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President (since 2002)	Senior Vice President (since 2009), formerly, Vice President of Nuveen Investments, LLC (1999-2009); Vice President of Nuveen Asset Management (since 2005).	197

Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary (since 1988)	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC and Santa Barbara Asset Management LLC (since 2006) and of Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(3)	197

Name, Birthdate and Business Address	Positions and Offices with the Fund and Year First Elected or Appointed(1)	Principal Occupations Including Other Directorships During Past Five Years	Number Of Portfolios in Fund Complex Overseen By Trustee/Officer
Kevin J. McCarthy 3/26/66 333 West Wacker Drive Chicago, IL 60606	Vice President and Secretary (since 2007)	Managing Director (since 2008), formerly, Vice President (2007-2008) of Nuveen Investments, LLC; Managing Director (since 2008), formerly, Vice President, and Assistant Secretary (since 2007) of Nuveen Asset Management; Vice President and Assistant Secretary (since 2007) of Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc.; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	197

John V. Miller 4/10/67 333 West Wacker Drive Chicago, IL 60606	Vice President (since 2007)	Chief Investment Officer and Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management; Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Investments, LLC; Chartered Financial Analyst.	133

Gregory Mino 1/4/71 333 West Wacker Drive Chicago, IL 60606	Vice President (since 2009)	Vice President of Nuveen Investments, LLC (since 2008); previously, Director (2004-2007) and Executive Director (2007-2008) of UBS Global Asset Management; previously, Vice President (2000-2003) and Director (2003-2004) of Merrill Lynch Investment Managers; Chartered Financial Analyst.	197

Christopher M. Rohrbacher 8/1/71 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary (since 2008)	Vice President and Assistant Secretary of Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary of Nuveen Asset Management (since 2008); prior thereto, Associate, Skadden, Arps, Slate Meagher & Flom LLP (2002-2008)	197

Name, Birthdate and Business Address	Positions and Offices with the Fund and Year First Elected or Appointed(1)	Principal Occupations Including Other Directorships During Past Five Years	Number Of Portfolios in Fund Complex Overseen By Trustee/Officer
James F. Ruane 7/3/62 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary (since 2007)	Vice President, Nuveen Investments (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (2005-2007), formerly, senior tax manager (2002-2005); Certified Public Accountant.	197

Mark L. Winget 12/21/68 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary (since 2008)	Vice President and Assistant Secretary of Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary of Nuveen Asset Management (since 2008); prior thereto, Counsel, Vedder Price P.C. (1997-2007).	197

(1)	Board members serve a three-year term, until his/her successor is elected. The year first elected or appointed represents the year in which the board member or officer was first elected or appointed to any fund in the Nuveen Complex.
(2)	Mr. Amboian is an “interested person” of the Trust, as defined in the 1940 Act, by reason of his positions with Nuveen Investments, Inc. (“Nuveen Investments”) and certain of its subsidiaries.
(3)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

Committees of the Board

The Board of the Fund has five standing committees: the Executive Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Audit Committee and the Nominating and Governance Committee.

Executive Committee. Robert P. Bremner, Chair, Judith M. Stockdale and John P. Amboian, serve as members of the executive committee of the Fund. The executive committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board; provided that the scope of the powers of the executive committee, unless otherwise specifically authorized by the full Board, is limited to: (i) emergency matters where assembly of the full Board is impracticable (in which case management will take all reasonable steps to quickly notify each individual Board Member of the actions taken by the executive committee) and (ii) matters of an administrative or ministerial nature. During the fiscal year ended October 31, 2008, the Executive Committee did not meet.

Dividend Committee. Jack B. Evans, Chair, Judith M. Stockdale and Terence J. Toth are the current members of the Dividend Committee. The Dividend Committee is authorized to declare distributions on the Trust’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. During the fiscal year ended October 31, 2008, the Dividend Committee held seven meetings.

Compliance Risk Management and Regulatory Oversight Committee. William C. Hunter, William J. Schneider, Chair, Judith M. Stockdale and Carole E. Stone are the current members of the Compliance, Risk Management and Regulatory Oversight Committee. The Compliance, Risk Management and Regulatory Oversight Committee is responsible for the oversight of compliance issues, risk management, and other regulatory matters affecting the Fund which are not otherwise the jurisdiction of the other Board committees. As part of its duties regarding compliance matters, the committee was responsible during 2007 for the oversight of the Pricing Procedures of the Fund and the internal Valuation Group. During the fiscal year ended October 31, 2008, the Compliance, Risk Management and Regulatory Oversight Committee met four times.

Audit Committee. The Board has established an Audit Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), that is composed of Independent Board Members who are also “independent” as that term is defined in the listing standards pertaining to closed-end funds of the New York Stock Exchange. Robert P. Bremner, Jack B. Evans, David J. Kundert, Chair, William J. Schneider and Terence J. Toth are the current members of the Audit Committee. The Audit Committee is responsible for the oversight and monitoring of (1) the accounting and reporting policies, procedures and practices and the audit of the financial statements of the Fund, (2) the quality and integrity of the financial statements of the Fund and (3) the independent registered public accounting firm’s qualifications, performance and independence. The Audit Committee reviews the work and any recommendations of the Fund’s independent registered public accounting firm. Based on such review, it is authorized to make recommendations to the Board. Since the Fund’s inception, the Audit Committee has been responsible for the oversight of the Pricing Procedures of the Fund and the internal Valuation Group. The Board has adopted a written Audit Committee Charter that conforms to the listing standards of the New York Stock Exchange. During the fiscal year ended October 31, 2008, the Audit Committee met four times.

Nominating and Governance Committee. The Fund has a Nominating and Governance Committee that is composed entirely of Independent Board Members who are also “independent” as defined by New York Stock Exchange listing standards. Robert P. Bremner, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale, Carole E. Stone and Terence J. Toth are the current members of the Nominating and Governance Committee. The purpose of the Nominating and Governance Committee is to seek, identify and recommend to the Board qualified candidates for election or appointment to the Fund’s Board. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources (including shareholders) as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Board Relations, Nuveen Investments, LLC, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview all candidates and to make the final selection of any new trustee. In addition, the Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, and assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable. The Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds’ website at http://www.nuveen.com/etf/products/fundGovernance.aspx. During the fiscal year ended October 31, 2008, the Nominating and Governance Committee met six times.

The Board held four regular quarterly meetings and seven special meetings during the last fiscal year. During the last fiscal year, each Board Member attended 75% or more of the Fund’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at annual meetings of the Fund and the number of Board Members who attended the last annual meeting of shareholders of the Fund is posted on the Funds’ website at www.nuveen.com/cef/info/shareholder.aspx.

Independent Chairman

The trustees have elected Robert P. Bremner as the independent Chairman of the Board of Trustees. Specific responsibilities of the Chairman include (a) presiding at all meetings of the Board of Trustees and of the shareholders; (b) seeing that all orders and resolutions of the trustees are carried into effect; and (c) maintaining records of and, whenever necessary, certifying all proceedings of the trustees and the shareholders.

Compensation of Board Members

Effective January 1, 2008, for all Nuveen funds, Independent Board Members receive a $100,000 annual retainer plus (a) a fee of $3,250 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board of Trustees; (b) a fee of $2,500 per meeting for attendance in person where such in-person attendance is required and $1,500 per meeting for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled board meeting; (c) a fee of $2,000 per meeting for attendance in person or by telephone at an Audit Committee meeting; (d) a fee of $2,000 per meeting for attendance in person at a Compliance, Risk Management and Regulatory Oversight Committee meeting where in-person attendance is required and $1,000 per meeting for attendance by telephone where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone for a meeting of the Dividend Committee; and (f) a fee of $500 per meeting for attendance in person at all other committee meetings ($1,000 for shareholder meetings) on a day on which no regularly scheduled board meeting is held in which in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required and $100 per meeting when the Executive Committee acts as pricing committee for IPOs or other public offerings by a fund, plus, in each case, expenses incurred in attending such meetings. In addition to the payments described above, the independent Chairman of the Board of Trustees receives $50,000, the chairpersons of the Audit Committee, the Dividend Committee and the Compliance, Risk Management and Regulatory Oversight Committee receive $7,500 and the chairperson of the Nominating and Governance Committee receives $5,000 as additional retainers. Independent trustees also receive a fee of $2,500 per day for site visits to entities that provide services to the Nuveen Funds on days on which no regularly scheduled board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee; however, in general, such fees will be $1,000 per meeting for attendance in person at any ad hoc committee meeting where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen Funds on the basis of relative net asset sizes, although fund management may, in its discretion, establish a minimum amount to be allocated to each fund. The Board Member affiliated with Nuveen and the Adviser serves without any compensation from the Fund.

The Board established a Deferred Compensation Plan for Independent Board Members (“Deferred Compensation Plan”). Under the Deferred Compensation Plan, Independent Board Members of certain Nuveen Funds may defer receipt of all, or a portion, of the compensation they earn for their services to the Fund, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount had been invested in shares of one or more eligible Nuveen funds. Board Members are not entitled to deferred compensation from the Fund under the Deferred Compensation Plan. Each Independent Board Member, other than Ms. Stone, has elected to defer at least a portion of his or her fees with regard to participating Funds.

The following table sets forth the compensation paid by the Fund during the fiscal year ended October 31, 2008.

NAME OF TRUSTEE	Aggregate Compensation From The Fund(1)	Amount of Total Compensation That Has Been Deferred(2)	Total Compensation From Fund And Fund Complex(3)
INTERESTED TRUSTEE(4)
John Amboian	$—	$—	$—
DISINTERESTED TRUSTEES
Robert P. Bremner(5)	746	20,234	216,504
Jack B. Evans	1,552	30,564	191,119
William C. Hunter	479	108,808	127,481
David J. Kundert	553	107,357	128,902
William J. Schneider	575	132,448	154,831
Judith M. Stockdale	1,582	36,402	162,367
Carole E. Stone	479	—	171,750
Terence J. Toth(6)	111	24,165	29,196

(1)	Based on the total compensation paid, including deferred fees, to the trustees for the Fund for the one year period ending October 31, 2008 for services to the Nuveen open-end and closed-end funds advised by NAM.
(2)	Total deferred fees for the Funds (including the return from the assumed investment in the eligible Nuveen funds).
(3)	Based on the total compensation paid, including deferred fees (including the return from the assumed investment in the eligible Nuveen funds), to the trustees for the one year period ending October 31, 2008 for services to the Nuveen open-end and closed-end funds advised by NAM. Includes deferred fees. Pursuant to a deferred compensation agreement with certain of the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen funds.
(4)	Mr. Amboian is an “interested person” of the Fund, as defined in the 1940 Act, because he is an officer and director of NAM.
(5)	Robert P. Bremner was appointed Chairman of the Board of Trustees. The Chairman receives compensation of $50,000 annually.
(6)	Mr. Toth was appointed to the Board of Trustees of the Fund effective July 1, 2008.

The Fund has no employees. Its officers are compensated by NAM or Nuveen Investments.

Ownership of Shares of the Fund and other Nuveen Funds

The following table indicates the value of shares that each Trustee beneficially owns in the Fund and the other registered investment companies for which NAM serves as investment adviser (collectively, “Nuveen

Funds”), in the aggregate. The value of shares of the Nuveen Funds is determined on the basis of the net asset value of the class of shares held as of December 31, 2008. The values of the shares held are stated in ranges in accordance with the requirements of the SEC. The table reflects the Trustee’s beneficial ownership of shares of the Nuveen Funds. Beneficial ownership is determined in accordance with the rules of the SEC.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Interested Trustee
John P. Amboian	$0	Over $ 100,000
Non-Interested Trustees
Robert P. Bremner	$0	Over $ 100,000
Jack B. Evans	$0	Over $ 100,000
William C. Hunter	$0	Over-$ 100,000
David J. Kundert	$0	Over $ 100,000
William S. Schneider	$0	Over $ 100,000
Judith M. Stockdale	$0	Over $ 100,000
Carole E. Stone	$0	$50,001 - $100,000
Terence J. Toth	$0	Over $ 100,000

As of September 30, 2009, the officers and Trustees as a group beneficially owned less than 1% of the any class of the Fund’s outstanding securities. As of September 30, 2009, no shareholder beneficially owned more than 5% of any class of shares of the Fund. Additionally, no disinterested trustee owned shares of NAM or Nuveen (or any entity controlled by or under common control with NAM or Nuveen).

INVESTMENT ADVISER

Nuveen Asset Management (“NAM”), the Fund’s investment adviser, offers advisory and investment management services to a broad range of mutual fund and closed-end fund clients. NAM is responsible for the selection and on-going monitoring of the securities in the funds’ investment portfolios, managing the funds’ business affairs and providing certain clerical, bookkeeping and other administrative services. NAM is located at 333 West Wacker Drive, Chicago, IL 60606. For additional information regarding the management services performed by NAM, see “Management of the Fund” in the Fund’s Prospectus.

NAM, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”). Founded in 1898, Nuveen Investments and its affiliates had approximately $128 billion in assets under management as of June 30, 2009.

Nuveen Investments

On November 13, 2007, Nuveen Investments was acquired by an investor group led by Madison Dearborn Partners, LLC, a private equity firm based in Chicago, Illinois (the “MDP Acquisition”). The investor group led by Madison Dearborn Partners, LLC includes affiliates of Merrill Lynch & Co., Inc. (“Merrill Lynch”), which has since been acquired by Bank of America Corporation (“Bank of America”). As a result of the MDP Acquisition, Merrill Lynch currently owns a 32% non-voting equity stake in Nuveen Investments, owns a $30 million position in the $250 million revolving loan facility of Nuveen Investments and holds two of ten seats on the board of directors of Nuveen Investments. Because these arrangements may give rise to certain conflicts of interest involving NAM and Bank of America (including Merrill Lynch), NAM has adopted policies and procedures intended to address these potential conflicts. For additional information regarding the MDP Acquisition, see “Management of the Fund—Nuveen Investments.”

Additional Information Related to the Investment Adviser and Nuveen Investments

The Fund is dependent upon services and resources provided by its adviser, NAM, and therefore NAM’s parent, Nuveen Investments. Nuveen Investments significantly increased its level of debt in connection with the MDP Acquisition. As of June 30, 2009, Nuveen Investments had outstanding approximately $3.8 billion in aggregate principal amount of indebtedness, with $338.8 million of available cash on hand. Nuveen Investments believes that monies generated from operations and cash on hand will be adequate to fund debt service requirements, capital expenditures and working capital requirements for the foreseeable future; however, Nuveen Investments’ ability to continue to fund these items, to service its debt and to maintain compliance with covenants in its debt agreements may be affected by general economic, financial, competitive, legislative, legal and regulatory factors and by its ability to refinance or repay outstanding indebtedness with scheduled maturities beginning in 2013. In the event that Nuveen Investments breaches certain of the covenants included in its debt agreements, the breach of such covenants may result in the accelerated payment of its outstanding debt, increase the cost of such debt or generally have an adverse effect on the financial condition of Nuveen Investments. The risks, uncertainties and other factors related to Nuveen Investments’ business, the effects of which may cause its assets under management, earnings, revenues and/or profit margins to decline, are described in its filings with the Securities and Exchange Commission, which are publicly available.

There was no change in the portfolio management of the Fund or in the Fund’s investment objectives or policies as a result of these transactions.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutions and high-net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital.

John Wilhelm serves as the Fund’s portfolio manager (“Portfolio Manager”) and is primarily responsible for overseeing the day-to-day management of the Fund. Mr. Wilhelm joined Nuveen Investments in 1999 and currently serves as Vice President of Nuveen Investments. He has served as co-portfolio manager of the Fund since its inception in 2007 and assumed full responsibility for the day-to-day management of the Fund in March 2009. Prior to joining Nuveen Investments, Mr. Wilhelm served as a Senior Credit Analyst in the Van Kampen Senior Loan Group.

The Portfolio Manager also has responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other accounts is set forth below.

NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE AS OF October 31, 2008
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Other Accounts On Which The Advisory Fee Is Based On Performance
	Number of Accounts	Total Assets ($ billions)	Number of Accounts	Total Assets ($ Millions)	Number of Accounts	Total Assets ($ Millions)	Number of Accounts	Total Assets ($ billions)
John Wilhelm	5	$4.08 billion	0	$0	7	$1.0 million	0	$0

The Fund’s portfolio manager is responsible for managing the Fund and other accounts, including separate accounts and unregistered funds.

As shown in the above table, the Fund’s portfolio manager may manage accounts in addition to the Fund. The potential for conflicts of interest exists when a portfolio manager manages other accounts with similar investment objectives and strategies to the Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing NAM’s clients’ portfolios is organized according to investment strategies. Generally, client portfolios with similar strategies are managed using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and sector exposures tend to be similar across similar portfolios which minimizes the potential for conflicts of interest.

NAM may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for the Fund’s portfolio manager by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest.

NAM has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example, orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with NAM’s duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders will be allocated among the participating accounts on a pro-rata average price basis as well.

Compensation. The Fund’s portfolio manager’s compensation consists of three basic elements—base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager’s total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager’s investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager’s compensation, it is not necessarily a decisive factor. The portfolio manager’s performance is evaluated in part by comparing the portfolio manager’s performance against a specified investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds in the Fund’s specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of April 30, 2009, the S&P/Investortools Municipal Bond index was comprised of 52,532 securities with an aggregate current market value of $1,047 billion.

Base salary. The Fund’s portfolio manager is paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager’s base salary.

Cash bonus. The Fund’s portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager’s supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the NAM’s investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to NAM’s investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments in achieving its business objectives.

Long-term incentive compensation. In connection with the acquisition of Nuveen Investments, by a group of investors lead by Madison Dearborn Partners LLC in November 2007, certain employees, including portfolio managers, received profit interests in Nuveen Investments. These profit interests entitle the holders to participate in the appreciation in the value of Nuveen Investments beyond the issue date and vest over five to seven years, or earlier in the case of a liquidity event.

Conflicts of Interest. The portfolio manager’s simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

At June 30, 2009, the portfolio manager beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the 1934 Act) shares of the Fund having values within the indicated dollar ranges.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Fund
John Wilhelm	$10,001 - $50,000

Pursuant to an investment management agreement between NAM and the Fund (the “Investment Management Agreement”), the Fund has agreed to pay an annual management fee for the overall advisory and administrative services and general office facilities provided by NAM. The Fund’s management fee is separated into two components—a complex-level component, based on the aggregate amount of all fund assets managed by NAM, and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by NAM.

The annual fund-level fee, payable monthly, for the Fund is based upon the daily net assets of the Fund as follows:

Average Daily Net Assets*	Fund-Level Fee Rate
For the first $125 million	0.5500%
For the next $125 million	0.5375%
For the next $250 million	0.5250%
For the next $500 million	0.5125%
For the next $1 billion	0.5000%
For net assets over $2 billion	0.4750%

*	Includes net assets attributable to the use of financial leverage.

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of June 30, 2009, the complex-level fee rate was 0.1970%.

The complex-level fee rate is as follows:

Complex-Level Asset Breakpoint Level(1)	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%

Complex-Level Asset Breakpoint Level(1)	Effective Rate at Breakpoint Level
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

(1)

The complex-level fee component of the management fee for the funds is calculated based upon the aggregate managed assets (“managed assets” is defined in each Nuveen fund investment management agreement, which generally includes assets attributable to financial leverage) of Nuveen sponsored funds in the U.S. Complex. Managed assets were approximately $59 billion as of June 30, 2009.

For the period November 15, 2007 (commencement of operations) through October 31, 2008, the Fund paid NAM, pursuant to the Investment Management Agreement, gross management fees of $1,479,197. NAM waived management fees of $736,527 during the same period.

In addition to the fee of NAM, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with NAM), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing preferred shares, if any, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

The Investment Management Agreement has been approved by a majority of the disinterested trustees of the Fund and shareholders of the Fund. The Investment Management Agreement was initially approved by the Board of Trustees at a meeting held on October 16, 2007 and was approved by shareholders on November 13, 2007. The current Investment Management Agreement went into effect November 13, 2007. The Investment Management Agreement will remain in effect until August 1, 2010. A discussion regarding the Board of Trustees’ decision to renew the Investment Management Agreement is in the Fund’s annual report to shareholders dated October 31, 2008.

CODE OF ETHICS

The Fund, NAM, Nuveen and other related entities have adopted codes of ethics that essentially prohibit certain of their personnel, including the Fund’s Portfolio Manager, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including the Fund’s, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Text-only versions of the codes of ethics of the Fund, NAM, and Nuveen can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of those codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549 or by e-mail request at publicinfo@sec.gov.

PROXY VOTING POLICIES

The Fund invests primarily in municipal securities. On rare occasions the Fund may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the Fund already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer’s credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the Fund’s interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, but nevertheless provides reports to the Fund’s Board of Trustees on its control activities on a quarterly basis.

In the rare event that a municipal issuer held by the Fund were to issue a proxy, or that the Fund were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Fund’s Board of Trustees or its representative. In the case of a conflict of interest, the proxy would be submitted to the Fund’s Board to determine how the proxy should be voted. A member of NAM’s legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the Fund’s Board of Trustees and made available to shareholders as required by applicable rules.

PORTFOLIO TRANSACTIONS AND BROKERAGE

NAM is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund’s securities business, the negotiation of the prices to be paid for principal trades and the allocation of its transactions among various dealer firms. Portfolio securities will normally be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from Nuveen or its affiliates except in compliance with the 1940 Act.

The Fund expects that substantially all portfolio transactions will be effected on a principal (as opposed to an agency) basis and, accordingly, does not expect to pay any brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. On occasion, the Fund may clear portfolio transactions through Nuveen. It is the policy of NAM to seek the best execution under the circumstances of each trade. NAM evaluates price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondary in determining best execution. Given the best execution obtainable, it will be NAM’s practice to select dealers which, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to NAM. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to NAM’s own research efforts, the receipt of research information is not expected to reduce significantly NAM’s expenses. While NAM will be primarily responsible for the placement of the business of the Fund, the policies and practices of NAM in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees of the Fund.

NAM may manage other investment accounts and investment companies for other clients which have investment objectives similar to those of the Fund. Subject to applicable laws and regulations, NAM seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In making such allocations the main factors to be considered will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held. While this procedure could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Board of Trustees that the benefits available from NAM’s organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

Under the 1940 Act, the Fund may not purchase portfolio securities from any underwriting syndicate of which Nuveen is a member except under certain limited conditions set forth in Rule 10f-3. The rule sets forth requirements relating to, among other things, the terms of an issue purchased by the Fund, the amount which may be purchased in any one issue and the assets of the Fund that may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees of the Fund, including a majority of the members thereof who are not interested persons of the Fund.

NET ASSET VALUE

The Fund’s net asset value per share is determined as of the close of regular session trading (normally 4:00 p.m. eastern time) on each day the New York Stock Exchange is open for business. Net asset value is calculated by taking the fair value of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the Fund’s Board of Trustees or its delegate, NAM.

In determining net asset value, expenses are accrued and applied daily, and securities and other assets for which market quotations are available are valued daily at market value. The prices of fixed income securities are provided by a pricing service and are based on the mean between the bid and asked price. When price quotes are not readily available, which is typically the case for municipal bonds, the pricing service establishes a security’s fair value based on various factors, including prices of comparable fixed income securities utilizing a matrix pricing system. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be different from the value realized upon the sale of the security.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include but are not limited to, restricted securities (securities that may not be publicly sold without registration under the Securities Act) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of net asset value; a security with respect to which an event has occurred that is likely to make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.” As a general principle, the current “fair value” of a security would be the amount that the owner might reasonably expect to receive for it upon its current sale. A variety of factors may be considered in determining the fair value of such securities.

DISTRIBUTIONS

The Fund pays regular monthly cash distributions to Common Shareholders at a level rate (stated in terms of a fixed cents per Common Share dividend rate) that reflects the past and projected performance of the Fund. Distributions can only be made from net investment income after paying any interest and required principal payments on borrowings to preferred shareholders, if preferred shares are issued in the future.

To permit the Fund to maintain a more stable monthly distribution, the Fund may from time to time distribute less than the entire amount of net investment income earned in a particular period. Such undistributed net investment income would be available to supplement future distributions, including distributions that might otherwise have been reduced by a decrease in the Fund’s monthly net income due to fluctuations in investment income or expenses, an increase in interest payments on borrowings, or due to an increase in the dividend rate on the Fund’s outstanding preferred shares, if preferred shares are issued in the future. As a result, the distributions paid by the Fund for any particular period may be more or less than the amount of net investment income actually earned by the Fund during such period. Undistributed net investment income will be added to the Fund’s net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from the Fund’s net asset value.

As explained more fully below in “Tax Matters,” at least annually, the Fund intends to distribute to Common Shareholders any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) after paying any interest and required principal payments on borrowings and making any redemption or liquidation payments to preferred shareholders, if preferred shares are issued in the future or, alternatively, to retain all or a portion of the year’s net capital gain and pay federal income tax on the retained gain. As provided under federal tax law, Common Shareholders of record as of the end of the Fund’s taxable year will include their attributable share of the retained net capital gain in their income for the year as a long-term capital gain (regardless of their holding period in the Common Shares), and will be entitled to an income tax credit or refund for the tax deemed paid on their behalf by the Fund.

For tax purposes, the Fund is currently required to allocate net capital gain and other taxable income, if any, between Common Shares and preferred shares, if preferred shares are issued in the future in proportion to total dividends paid to each class for the year in which such net capital gain or other taxable income is realized. For information relating to the impact of the issuance of preferred shares on the distributions made by a Fund to Common Shareholders, see the Fund’s Prospectus under “Use of Leverage.”

If preferred shares are outstanding, the Fund may not declare any cash dividend or other distribution on its Common Shares unless at the time of such declaration (1) all accumulated dividends on the preferred shares have been paid, (2) all interest and required principal on borrowings has been paid, (3) the net asset value of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of any outstanding preferred shares and (4) the net asset value of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 300% of the value of the Fund’s borrowings. This latter limitation on the Fund’s ability to make distributions on its Common Shares could under certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company.

The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its monthly distributions at any time.

DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), you may elect to have all dividends, including any capital gain dividends, on your Common Shares automatically reinvested by the Plan Agent (defined below) in additional Common Shares under the Plan. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you or your brokerage firm by State Street Bank and Trust Company as dividend paying agent (the “Plan Agent”).

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1)	If Common Shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then current market price;

(2)	If Common Shares are trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments; or

(3)	If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions and a $2.50 service fee.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from State Street Bank and Trust Company, Attn: ComputerShare Nuveen Investments, P.O. Box 43071, Providence, Rhode Island 02940-3071, (800)  257-8787.

PLAN OF DISTRIBUTION

The Fund may sell the Common Shares offered under this Prospectus through

•	at-the-market transactions;

•	underwriting syndicates; and

•	privately negotiated transactions.

The Fund will bear the expenses of the Offering, including but not limited to, the expense of preparing the Prospectus and Statement of Additional Information for the Offering, and the expense of counsel and auditors in connection with the Offering.

Distribution Through At-the-Market Transactions

The Fund has entered into a Distribution Agreement with Nuveen, and Nuveen has entered into an Equity Distribution Agreement (the “Selected Dealer Agreement”) with Stifel Nicolaus & Company, Incorporated (“Stifel Nicolaus”), pursuant to which Stifel Nicolaus will act as the exclusive sub-placement agent with respect to at-the-market offerings of the Common Shares. A form of the Selected Dealer Agreement has been filed as an exhibit to the Registration Statement of which this Prospectus forms a part. The summary of the Selected Dealer Agreement contained herein is qualified by reference to the Selected Dealer Agreement.

Common Shares will only be sold on such days as shall be agreed to by the Fund, Nuveen and Stifel Nicolaus. Common Shares will be sold at market prices, which shall be determined with reference to trades on the New York Stock Exchange, subject to a minimum price to be established each day by Nuveen. The minimum price on any day will not be less than the current NAV per Common Share plus the per share amount of the commission to be paid to Nuveen. Nuveen and Stifel Nicolaus will suspend the sale of Common Shares if the per share price of the shares is less than the minimum price.

The Fund will compensate Nuveen with respect to sales of the Common Shares at a commission rate of up to 1% of the gross proceeds of the sale of Common Shares. Nuveen will compensate Stifel Nicolaus at a fixed rate of .8% of the gross proceeds of the sale of Common Shares sold by Stifel Nicolaus. Settlements of sales of Common Shares will occur on the third business day following the date on which any such sales are made.

In connection with the sale of the Common Shares on behalf of the Fund, Nuveen may be deemed to be an underwriter within the meaning of the 1933 Act, and the compensation of Nuveen may be deemed to be underwriting commissions or discounts. Unless otherwise indicated in a Prospectus supplement, Nuveen and Stifel Nicolaus will act on a reasonable efforts basis.

The offering of Common Shares pursuant to the Selected Dealer Agreement will terminate upon the earlier of (i) the sale of all Shares subject thereto or (ii) termination of the Selected Dealer Agreement. Each of Nuveen and Stifel Nicolaus have the right to terminate the Selected Dealer Agreement in its discretion at any time.

The Fund currently intends to distribute the shares offered pursuant to this Prospectus primarily through at-the-market transactions, although from time to time it may also distribute shares through an underwriting syndicate or a privately negotiated transaction. To the extent shares are distributed other than through at-the-market transactions, the Fund will file a supplement to this Prospectus describing such transactions.

Distribution Through Underwriting Syndicates

The Fund from time to time may issue additional Common Shares through a syndicated secondary offering. In order to limit the impact on the market price of the Fund’s Common Shares, underwriters will market and price the offering on an expedited basis, e.g., in an overnight or similarly abbreviated offering period. The Fund will launch a syndicated offering on a day, and upon terms, mutually agreed upon between the Fund, Nuveen, one of the Fund’s underwriters, and the underwriting syndicate.

The Fund will offer its shares at a price equal to a specified discount of up to 5% from the closing market price of the Fund’s Common Shares on the day prior to the offering date. The applicable discount will be negotiated by the Fund and Nuveen in consultation with the underwriting syndicate on a transaction-by-transaction basis. The Fund will compensate the underwriting syndicate out of the proceeds of the offering based upon a sales load of up to 4% of the gross proceeds of the sale of Common Shares. The minimum net proceeds per share to the Fund will not be less than the greater of (i) the Fund’s latest net asset value per Common Share or (ii) 91% of the closing market price of the Fund’s Common Shares on the day prior to the offering date.

Privately Negotiated Transactions

The Fund, through Nuveen, may sell directly to, and solicit offers from, institutional and other sophisticated investors, who may be deemed to be underwriters, as defined in the 1933 Act, for any resale of the Common Shares.

The terms of such privately negotiated transactions will be subject to the discretion of the management of the Fund. In determining whether to sell Common Shares through a privately negotiated transaction, the Fund will consider relevant factors including, but not limited to, the attractiveness of obtaining additional funds through the sale of Common Shares, the purchase price to apply to any such sale of Common Shares and the person seeking to purchase the Common Shares.

Common Shares issued by the Fund through privately negotiated transactions will be issued at a price equal to the greater of (i) the NAV per Common Share of the Fund’s Common Shares or (ii) at a discount ranging from 0% to 5% of the average of the daily market price of the Fund’s Common Shares at the close of business on the two business days preceding the date upon which Common Shares are sold pursuant to the privately negotiated transaction. The applicable discount will be determined by the Fund on a transaction-by-transaction basis.

DESCRIPTION OF SHARES

COMMON SHARES

The Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $0.01 per share and, subject to the rights of holders of preferred shares, if issued, and borrowings, if incurred, have equal rights to the payment of dividends and the distribution of assets upon liquidation. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed in “Certain Provisions in the Declaration of Trust,” non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. Whenever the fund incurs borrowings and/or preferred shares are outstanding, Common Shareholders will not be entitled to receive any cash distributions from the Fund unless all interest on such borrowings has been paid and all accrued dividends on preferred shares have been paid, unless asset coverage (as defined in the 1940 Act) with respect to any borrowings would be at least 300% after giving effect to the distributions and asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to the distributions. See “Preferred Shares” below.

The Common Shares are listed on the New York Exchange and trade under the ticker symbol “NMD.” The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing. The Fund will not issue share certificates.

Unlike open-end funds, closed-end funds like the Fund do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell shares already held, the shareholder may conveniently do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than net asset value and have during other periods traded at prices lower than net asset value.

Because the market value of the Common Shares may be influenced by such factors as distribution levels (which are in turn affected by expenses), call protection, dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot assure you that Common Shares will trade at a price equal to or higher than net asset value in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes.

BORROWINGS

The Declaration authorizes the Fund, without approval of the Common Shareholders, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund’s assets. The Fund borrows money at rates generally available to institutional investors. In connection with such Borrowings, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of any such borrowings over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any such Borrowings, must have an “asset coverage” of at least 300%. With respect to any such borrowings, asset coverage means the ratio that the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowings represented by senior securities issued by the Fund. Certain types of borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio coverages or otherwise. In addition, as with the issuance of preferred shares, certain types of borrowings may result in the Fund being subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings for commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

The rights of lenders to the Fund to receive interest on and repayment of principal of any such borrowings will be senior to those of the Common Shareholders, and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances. Further, the 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund’s status as a regulated investment company under the Code, the Fund would repay the borrowings. Any borrowings will likely be ranked senior or equal to all other existing and future borrowings of the Fund. The Fund may also borrow money for repurchase of its shares as a temporary measure for extraordinary or emergency situations.

PREFERRED SHARES

The Declaration authorizes the issuance of an unlimited number of preferred shares in one or more classes or series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders. The Fund currently does not have any preferred shares outstanding. The decision to issue preferred shares is subject to market conditions and to the Board of Trustees’ belief that leveraging the Fund’s capital structure through the issuance of preferred shares is likely to achieve the benefits to the Common Shareholders described in the Prospectus.

Limited Issuance of Preferred Shares. Under the 1940 Act, the Fund could issue preferred shares with an aggregate liquidation value of up to one-half (50%) of the value of the Fund’s total net assets, including any liabilities associated with borrowings, measured immediately after issuance of the preferred shares. “Liquidation value” means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the preferred shares is less than one-half of the value of the Fund’s total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution. The Fund intends to purchase or redeem preferred shares, if necessary, to keep that percentage below 50%.

Distribution Preference. If issued in the future, preferred shares would have complete priority over the Common Shares as to distribution of assets.

Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of preferred shares, if issued in the future, will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to Common Shareholders.

Voting Rights. Holders of preferred shares, if issued in the future, voting as a separate class, would be entitled to elect two of the Fund’s trustees (following the establishment of the Fund by an initial trustee, the Declaration provides for a total of no less than two and no more than 12 trustees). The remaining trustees would be elected by Common Shareholders and holders of preferred shares, if issued in the future, voting together as a single class. In the unlikely event that two full years of accrued dividends are unpaid on the preferred shares, if issued in the future, the holders of all outstanding preferred shares, if issued in the future, voting as a separate class, would be entitled to elect a majority of the Fund’s trustees until all dividends in arrears have been paid or declared and set apart for payment. In order for the Fund to take certain actions or enter into certain transactions, a separate class vote of holders of preferred shares, if issued in the future, would be required, in addition to the single class vote of the holders of preferred shares and Common Shares.

Redemption, Purchase and Sale of Preferred Shares. The terms of the preferred shares, if issued in the future, would provide that they may be redeemed by the issuer at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends. Any redemption or purchase of preferred shares, if issued in the future, by the Fund would reduce the leverage applicable to Common Shares, while any issuance of shares by the Fund will increase such leverage.

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Declaration requires a vote by holders of at least two-thirds of the common shares and preferred shares, if issued in the future, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund or (5) removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, in which case the affirmative vote of the holders of at least a majority of the Fund’s common shares and preferred shares, if issued in the future, outstanding at the time, voting together as a single class, is required, provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), the required vote only by the applicable class or series will be required. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization which adversely affects the holders of preferred shares, if issued in the future, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Fund’s preferred shares, if issued in the future, outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, the affirmative vote of the holders of at least a majority of the Fund’s preferred shares, if issued in the future, outstanding at the time, voting as a separate class. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the common shares and preferred shares, if issued in the future, voting together as a single class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of preferred shares, if issued in the future, shares are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration relating to such higher votes are in the best interest of the Fund and its shareholders.

Reference should be made to the Declaration on file with the U.S. Securities and Exchange Commission for the full text of these provisions.

The Declaration provides that the obligations of the Fund are not binding upon the trustees of the Fund individually, but only upon the assets and property of the Fund, and that the trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund’s common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund’s Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount. In addition, on July 30, 2008, the Fund’s Board of Trustees approved an open market share repurchase program under which the Fund may repurchase up to 10% of its Common Shares. To date, the Fund has not repurchased any Common Shares under the program.

Notwithstanding the foregoing, at any time if the Fund has preferred shares outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued preferred shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund’s portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding preferred shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). The staff of the U.S. Securities and Exchange Commission currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the net asset value of such shares at the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from net asset value will be made by the Board of the Fund at the time it considers such issue, it is the Board’s present policy, which may be changed by the Board, not to authorize repurchases of common shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the New York Stock Exchange, or (b) impair the Fund’s status as a regulated investment company under the Internal Revenue Code of 1986, as amended (which would make the Fund a taxable entity, causing the Fund’s income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objectives and policies in order to repurchase shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of Trustees of the Fund may in the future modify these conditions in light of experience.

Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Fund’s common shares and preferred shares, if issued in the future, outstanding at the time, voting together as a single class, and of the holders of at least two-thirds of the Fund’s preferred shares, if issued in the future, outstanding at the time, voting as a separate class, provided however, that such separate class vote shall be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or By-laws. See the Prospectus under “Certain Provisions in the Declaration of Trust” for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end company, it would be required to redeem all preferred shares then outstanding, and the Fund’s common shares would no longer be listed on the New York Stock Exchange. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Trustees of the Fund may at any time propose conversion of the Fund to an open-end company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.

The repurchase by the Fund of its shares at prices below net asset value would result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value would result in the Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Fund of its common shares would decrease the Fund’s total assets which would likely have the effect of increasing the Fund’s expense ratio. Any purchase by the Fund of its common shares at a time when preferred shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

Before deciding whether to take any action if the Fund’s common shares trade below net asset value, the Board of the Fund would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

TAX MATTERS

The following is intended to be a general summary of certain US federal income tax consequences of investing, holding and disposing of common shares of the Fund. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors (including investors in common shares with large positions in the Fund). Investors are advised to consult with their own tax advisors before investing in the Fund.

The Fund intends to elect to be treated, and to qualify each year, as a regulated investment company, under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and to satisfy conditions which enable dividends on common shares which are attributable to interest on municipal obligations to be exempt from federal income tax in the hands of owners of such stock, subject to the possible application of the federal alternative minimum tax.

To qualify under Subchapter M of the Code as a regulated investment company, the Fund must, among other things: (a) distribute to its shareholders each year at least 90% of the sum of (i) its investment company taxable income (as that term is defined in the Code, determined without regard to the deduction for dividends paid) and (ii) its net tax-exempt income (the excess of its gross tax-exempt interest income over certain disallowed deductions) and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year (i) at least 50% of the market value of the Fund’s assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the market value of the Fund’s assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses, or one or more publicly traded partnerships. In meeting these requirements, the Fund may be restricted in the utilization of certain of the investment techniques described under “Investment Policies and Techniques” and “Other Investment Policies and Techniques” above. If for any taxable year the Fund did not qualify as a regulated investment company for federal income tax purposes, it would be treated as a corporation subject to federal income tax and distributions to its shareholders would not be deducted by the Fund in computing its taxable income.

In addition, in the event of a failure to qualify as a regulated investment company, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would generally constitute ordinary dividends, which generally would be eligible for the dividends received deduction available to corporate shareholders and the reduced rate of taxation for “qualified dividend income” available to non-corporate shareholders.

A regulated investment company that fails to distribute, by the close of each calendar year, an amount equal to the sum of 98% of its ordinary taxable income for such year and 98% of its capital gain net income for the one-year period ending October 31 in such year, plus any shortfalls from the prior years’ required distribution, is liable for a nondeductible 4% federal excise tax on the excess of the required distribution for such calendar year over the distributed amount for such calendar year. To avoid the imposition of this excise tax, the Fund generally intends to make the required distributions of its ordinary taxable income, if any, and its capital gain net income, to the extent possible, by the close of each calendar year.

As described in “Distributions” above, the Fund may retain for investment some (or all) of its net capital gain. If the Fund retains any net capital gain or investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any; and (iii) to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

The Fund intends to qualify to pay “exempt-interest” dividends, as defined in the Code, to its common shares by satisfying the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of tax-exempt municipal bonds. Exempt-interest dividends are dividends or any part thereof (other than a capital gain dividend) paid by the Fund which are attributable to interest on municipal bonds and are so designated by the Fund. Exempt-interest dividends will be exempt from federal income tax, subject to the possible application of the federal alternative minimum tax. Insurance proceeds received by the Fund under any insurance policies in respect of scheduled interest payments on defaulted municipal bonds, as described herein, will generally be excludable from federal gross income under Section 103(a) of the Code. In the case of non-appropriation by a political subdivision, however, there can be no assurance that payments made by the issuer representing interest on such “non-appropriation” municipal lease obligations will be excludable from gross income for federal income tax purposes. See “Investment Policies and Techniques” above. Gains of the Fund that are attributable to market discount on certain municipal obligations are treated as ordinary income to the extent of accrued market discount on the bond.

A portion of the Fund’s expenditures that would otherwise be deductible may not be allowed as deductions by reason of the Fund’s investment in municipal securities (which such disallowed portion, in general, being the same percentage of the Fund’s aggregate expenses as the percentage of the Fund’s aggregate income that constitutes exempt interest income from municipal securities). A similar disallowance rule also applied to interest expense paid or incurred by the Fund, if any. Such disallowed deductions, if any, will reduce the amount that the Fund can designate as exempt-interest dividends by the disallowed amount.

The Fund’s investment in zero coupon bonds will cause it to realize income prior to the receipt of cash payments with respect to these bonds. Such income will be accrued daily by the Fund and, in order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise continue to hold in order to generate cash so that the Fund may make required distributions to its shareholders.

Distributions to shareholders of net investment income received by the Fund from taxable temporary investments, if any, and of net short-term capital gains realized by the Fund, if any, will be taxable to its shareholders as ordinary income. Distributions by the Fund of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, are taxable as long-term capital gain, regardless of the length of time the shareholder has owned the shares with respect to which such distributions are made. The amount of taxable income allocable to the Fund’s shares will depend upon the amount of such income realized by the Fund, but is not generally expected to be significant. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after that basis has been reduced to zero, will constitute capital gain to the shareholder (assuming the shares are held as a capital asset). As long as the Fund qualifies as a regulated investment company under the Code, it is not expected that any part of its distributions to shareholders from its investments will qualify for the dividends-received deduction available to corporate shareholders or as “qualified dividend income” available to noncorporate shareholders.

The Internal Revenue Service (the “IRS”) indicates that the Fund is required to designate distributions paid with respect to its Common Shares and its preferred shares, if issued in the future, as consisting of a portion of each type of income distributed by the Fund. The portion of each type of income deemed received by the holders of each class of shares will be equal to the portion of total Fund dividends received by such class. Thus, the Fund will designate dividends paid as exempt-interest dividends in a manner that allocates such dividends between the holders of the common shares and the preferred shares, if issued in the future, in proportion to the total dividends paid to each such class during or with respect to the taxable year, or otherwise as required by applicable law. Capital gain dividends and ordinary income dividends will similarly be allocated between the two classes.

The Code provides that interest on indebtedness incurred or continued to purchase or carry the Fund’s shares to which exempt-interest dividends are allocated is not deductible. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of such shares.

The interest on private activity bonds in most instances is not federally tax-exempt to a person who is a “substantial user” of a facility financed by such bonds or a “related person” of such “substantial user.” As a result, the Fund may not be an appropriate investment for a shareholder who is considered either a “substantial user” or a “related person” within the meaning of the Code. In general, a “substantial user” of a facility includes a “nonexempt person who regularly uses a part of such facility in his trade or business.” “Related persons” are in general defined to include persons among whom there exists a relationship, either by family or business, which would result in a disallowance of losses in transactions among them under various provisions of the Code (or if they are members of the same controlled group of corporations under the Code), including a partnership and each of its partners (and certain members of their families), an S corporation and each of its shareholders (and certain members of their families) and various combinations of these and other relationships. The foregoing is not a complete description of all of the provisions of the Code covering the definitions of “substantial user” and “related person.”

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Fund (and received by the shareholders) on December 31 of the year declared.

Certain of the Fund’s investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain deductions or losses of the Fund, affect the holding period of securities held by the Fund, and alter the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

The redemption, sale or exchange of common shares normally will result in capital gain or loss to holders of common shares who hold their shares as capital assets. Generally a shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year even though the increase in value in such common shares is attributable to tax-exempt interest income. Present law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains are currently taxed at a maximum rate of 15%, while short-term capital gains and other ordinary income are currently taxed at ordinary income rates. Absent further legislation, the maximum rates applicable to long-term capital gains will cease to apply to taxable years beginning after December 31, 2010. Any loss on the sale of common shares that have been held for six months or less will be disallowed to the extent of any distribution of exempt-interest dividends received with respect to such common shares. If a shareholder sells or otherwise disposes of common shares before holding them for six months, any loss on the sale or disposition will be treated as a long-term capital loss to the extent of any capital gain dividends received by the common shareholder. Any loss realized on a sale or exchange of shares of the Fund will be disallowed to the extent those shares of the Fund are replaced by other substantially identical shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares of the Fund will be adjusted to reflect the disallowed loss.

Federal income tax law imposes an alternative minimum tax with respect to corporations, individuals, trusts and estates. Interest on certain municipal obligations, such as bonds issued to make loans for housing purposes or to private entities (but not to certain tax-exempt organizations such as universities and non-profit hospitals) is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. To the extent that the Fund receives income from municipal obligations subject to the federal alternative minimum tax, a portion of the dividends paid by the Fund, although otherwise exempt from federal income tax, will be taxable to its shareholders to the extent that their tax liability is determined under the federal alternative minimum tax. The Fund will annually provide a report indicating the percentage of the Fund’s income attributable to municipal obligations subject to the federal alternative minimum tax. In addition, for certain corporations, federal alternative minimum taxable income is increased by 75% of the difference between an alternative measure of income (“adjusted current earnings”) and the amount otherwise determined to be the alternative minimum taxable income. Interest on all municipal obligations, and therefore all distributions by the Fund that would otherwise be tax-exempt, is included in calculating a corporation’s adjusted current earnings. Certain small corporations are not subject to the federal alternative minimum tax.

Tax-exempt income, including exempt-interest dividends paid by the Fund, is taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax.

The Fund is required in certain circumstances to withhold a portion of taxable dividends and certain other payments paid to certain holders of the Fund’s shares who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder’s federal income tax liability, provided the required information is furnished to the IRS.

The Code provides that every shareholder required to file a tax return must include for information purposes on such return the amount of tax-exempt interest received during the taxable year, including any exempt-interest dividends received from the Fund.

STATE AND LOCAL TAX MATTERS

The exemption from U.S. federal income tax for exempt-interest dividends generally does not result in exemption for such dividends under the income or other tax laws of any state or local taxing authority. In some states, however, the portion of any exempt-interest dividends that are derived from interest received by the Fund on its holdings of that state’s securities and its political subdivisions and instrumentalities is exempt from the state’s income tax. The Fund will report annually to its shareholders the percentage of interest income earned by the Fund during the preceding year on tax-exempt obligations indicating, on a state-by-state basis, the source of such income. Shareholders of the Fund are advised to consult with their own tax advisors about state and local tax matters.

The foregoing is a general summary of certain provisions of the Code and regulations thereunder presently in effect as they directly govern the federal income taxation of the Fund and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. Moreover, the foregoing does not address many of the factors that may be determinative of whether an investor will be liable for the alternative minimum tax. Shareholders are advised to consult their own tax advisors for more detailed information concerning the federal, foreign, state and local tax consequences of purchasing, holding and disposing of Fund shares.

FINANCIAL STATEMENTS

The Financial Statements and the independent registered public accounting firms reports thereon, appearing in the Fund’s annual shareholder report for the period ended October 31, 2008 and the Fund’s semi-annual shareholder report for the period ended April 30, 2009, are incorporated herein by reference in this Statement of Additional Information. The Fund’s annual and semi-annual shareholder reports may be obtained without charge by calling (800) 257-8787.

CUSTODIAN AND TRANSFER AGENT

The custodian of the assets of the Fund is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02110. The Custodian performs custodial, fund accounting and portfolio accounting services. The Fund’s transfer, shareholder services and dividend paying agent is also State Street (the “Transfer Agent”). The Transfer Agent is located at 250 Royall Street, Canton, Massachusetts 02021.

LEGAL OPINION

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Morgan, Lewis & Bockius LLP, Washington, D.C. and for Stifle Nicolaus by Andrews Kurth LLP, New York, New York.

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The Fund’s Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund’s Registration Statement. Statements contained in the Fund’s Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

APPENDIX A

Ratings of Investments

Standard & Poor’s Corporation—A brief description of the applicable Standard & Poor’s Corporation, a division of The McGraw-Hill Companies (“Standard & Poor’s” or “S&P”), rating symbols and their meanings (as published by S&P) follows:

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion evaluates the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based, in varying degrees, on the following considerations:

•    Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•    Nature of and provisions of the obligation;

•    Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1.

A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2.

A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3.

A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Municipal Bonds

Aaa

Bonds that are rated ‘Aaa’ are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds mat are rated ‘Aa’ are judged to be of high quality by all standards. Together with the ‘Aaa’ group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in ‘Aaa’ securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present mat make the long-term risks appear somewhat larger than in ‘Aaa’ securities.

A

Bonds that are rated ‘A’ possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa

Bonds that are rated ‘Baa’ are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds that are rated ‘Ba’ are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds that are rated ‘B’ generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds that are rated ‘Caa’ are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

Bonds that are rated ‘Ca’ represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

Bonds that are rated ‘C’ are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor Prospects of ever attaining any real investment standing.

#(hatchmark): Represents issues that are secured by escrowed funds held in cash, held in trust, invested and reinvested in direct, non-callable, non-prepayable United States government obligations or non-callable, non-prepayable obligations unconditionally guaranteed by the U.S. Government, Resolution Funding Corporation debt obligations.

Con. (...): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.

(P): When applied to forward delivery bonds, indicates the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note: Moody’s applies numerical modifiers 1,2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates mat the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Short-Term Loans

MIG 1/VMIG 1

This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2

This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3

This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4

This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG

This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Commercial Paper

Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will normally be evidenced by the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structures with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings—A brief description of the applicable Fitch Ratings (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Long-Term Credit Ratings

Investment Grade

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB

Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

DDD, DD, and D Default

The ratings of obligations in this category are based on their Prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest ‘DD’ indicates potential recoveries in the range of 50%-90%, and ‘D’ the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest Prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor Prospect for repaying all obligations.

Short-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

Fl

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B

Speculative Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings:

“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC, or to Short-term ratings other than ‘FT.

‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

APPENDIX B

DERIVATIVE STRATEGIES AND RISKS

Set forth below is additional information regarding the various techniques involving the use of derivatives.

FINANCIAL FUTURES

A financial future is an agreement between two parties to buy and sell a security for a set price on a future date. They have been designed by boards of trade which have been designated “contracts markets” by the Commodity Futures Trading Commission (“CFTC”).

The purchase of financial futures is for the purpose of hedging the Fund’s existing or anticipated holdings of long-term debt securities. For example, if the Fund desires to increase its exposure to long-term bonds and has identified long-term bonds it wishes to purchase at a future time, but expects market interest rates to decline (thereby causing the value of those bonds to increase), it might purchase financial futures. If interest rates did decrease, the value of those to-be-purchased long-term bonds would increase, but the value of the Fund’s financial futures would be expected to increase at approximately the same rate, thereby helping maintain the Fund’s purchasing power. When the Fund purchases a financial future, it deposits in cash or securities an “initial margin”, typically equal to an amount between 1% and 5% of the contract amount. Thereafter, the Fund’s account is either credited or debited on a daily basis in correlation with the fluctuation in price of the underlying future or other requirements imposed by the exchange in order to maintain an orderly market. The Fund must make additional payments to cover debits to its account and has the right to withdraw credits in excess of the liquidity, the Fund may close out its position at any time prior to expiration of the financial future by taking an opposite position. At closing a final determination of debits and credits is made, additional cash is paid by or to the Fund to settle the final determination and the Fund realizes a loss or gain depending on whether on a net basis it made or received such payments.

The sale of financial futures is for the purpose of hedging the Fund’s existing or anticipated holdings of long-term debt securities. For example, if the Fund owns long-term bonds and market interest rates were expected to increase (causing those bonds’ values to decline), it might sell financial futures. If interest rates did increase, the value of long-term bonds in the Fund’s portfolio would decline, but the value of the Fund’s financial futures would be expected to increase at approximately the same rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

Among the risks associated with the use of financial futures by the Fund as a hedging or anticipatory device, perhaps the most significant is the imperfect correlation between movements in the price of the financial futures and movements in the price of the debt securities which are the subject of the hedge.

Thus, if the price of the financial future moves less or more than the price of the securities which are the subject of the hedge, the hedge will not be fully effective. To compensate for this imperfect correlation, the Fund may enter into financial futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the financial futures. Conversely, the Fund may enter into fewer financial futures if the historical volatility of the price of the securities being hedged is less than the historical volatility of the financial futures.

The market prices of financial futures may also be affected by factors other than interest rates. One of these factors is the possibility that rapid changes in the volume of closing transactions, whether due to volatile markets or movements by speculators, would temporarily distort the normal relationship between the markets in the financial future and the chosen debt securities. In these circumstances as well as in periods of rapid and large price movements. The Fund might find it difficult or impossible to close out a particular transaction.

OPTIONS ON FINANCIAL FUTURES

The Fund may also purchase put or call options on financial futures which are traded on a U.S. Exchange or board of trade and enter into closing transactions with respect to such options to terminate an existing position. The purchase of put options on financial futures is analogous to the purchase of put options by the Fund on its portfolio securities to hedge against the risk of rising interest rates. As with options on debt securities, the holder of an option may terminate his position by selling an option of the Fund. There is no guarantee that such closing transactions can be effected.

INDEX CONTRACTS

INDEX FUTURES

A tax-exempt bond index which assigns relative values to the tax-exempt bonds included in the index is traded on the Chicago Board of Trade. The index fluctuates with changes in the market values of all tax-exempt bonds included rather than a single bond. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash-rather than any security-equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash.

INDEX OPTIONS

The Fund may also purchase put or call options on U.S. Government or tax- exempt bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer’s futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above.

SWAP AGREEMENTS

Swap agreements are two-party contracts entered into primarily by institutional investors, typically for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or swapped between the parties are calculated with respect to a notional amount (the amount or value of the underlying asset used in computing the particular interest rate, return, or other amount to be exchanged) of a particular security, or in a basket of securities representing a particular index. Swap agreements may include, by way of example, (i) interest rate swaps, in which one party exchanges a commitment to pay a floating, shorter-term interest rate (typically by reference to the rate of a specific security or index) for the other party’s commitment to pay a fixed, longer-term interest rate (either as specifically agreed, or by reference to a specified security or index); (ii) interest rate caps, in which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or cap; (iii) interest rate floors, in which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or floor; (iv) interest rate collars, in which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or collar amounts; (v) total return swaps, in which one party commits to pay the total return of an underlying security or asset in return for receiving from the other party a specified return or the return of another instrument (typically a floating short-term interest rate), and (vi) credit default swap, in which the buyer pays a periodic fee in return for a contingent payment by the seller upon a credit event (such as a default) happening with respect to a specified instrument, typically in an amount equivalent to the loss incurred on a specific investment in that security due to the credit event.

A Fund may enter into such swap agreements for any purpose consistent with the Fund’s investment objective, such as for the purpose of attempting to obtain, enhance, or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. The Fund also may enter into swaps in order to protect against an increase in the price of securities that the Fund anticipates purchasing at a later date.

Whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend, in part, on the ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments and the changes in the future values, indices, or rates covered by the swap agreement. Swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter swap agreements only with counterparties that the Adviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. Certain restrictions imposed on the Fund by the Internal Revenue Code of 1986 may limit the Fund’s ability to use swap agreements. The swap market is largely unregulated.

Nuveen Municipal High Income Opportunity Fund 2

STATEMENT OF ADDITIONAL INFORMATION

October 30, 2009